                                                                   Exhibit 10.46

================================================================================


                          SECOND AMENDED AND RESTATED
                               CREDIT AGREEMENT



                                     among


                          MBIA INSURANCE CORPORATION


                          THE BANKS SIGNATORY HERETO


                  CREDIT SUISSE FIRST BOSTON New York Branch
                            as Administrative Agent



                                      and


                               DEUTSCHE BANK AG
                                New York Branch
                            as Documentation Agent



                       ---------------------------------

                          dated as of October 1, 1997

                       ---------------------------------


================================================================================

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1 DEFINED TERMS......................................................  1

ARTICLE 2 LOANS..............................................................  2
          Section 2.1   Commitment...........................................  2
          Section 2.2   Manner of Borrowing and Disbursement.................  2
          Section 2.3   Notes; Loan Account..................................  2
          Section 2.4   Interest Rates.......................................  3
          Section 2.5   Repayment of Loans...................................  3
          Section 2.6   Prepayments..........................................  3
          Section 2.7   Limitations on Sources of Payment....................  4
          Section 2.8   Several Obligations and Rights of Banks..............  4
          Section 2.9   Pro Rata Treatment of Loans, Etc. ...................  5
          Section 2.10  Individual Recovery..................................  5
          Section 2.11  Fronting Banks.......................................  5

ARTICLE 3 FEES; REDUCTION, TERMINATION AND EXTENSION OF COMMITMENT........... 10
          Section 3.1   Commitment and Termination Fees...................... 10
          Section 3.2   Termination or Reduction of Commitments.............. 10
          Section 3.3   Extension of Commitments............................. 11
          Section 3.4   Yield Protection..................................... 12
          Section 3.5   Reimbursement........................................ 15
          Section 3.6   Manner of Payment; Calculations, etc. ............... 15

ARTICLE 4 CONDITIONS PRECEDENT............................................... 18
          Section 4.1   Conditions Precedent to Effective Date and
                        Restatement Effective Date........................... 18
          Section 4.2   Conditions Precedent to Each Loan.................... 21

ARTICLE 5 REPRESENTATIONS AND WARRANTIES; OTHER AGREEMENTS................... 22
          Section 5.1   Due Incorporation, Etc. ............................. 22
          Section 5.2   Due Authorization, Etc. ............................. 22
          Section 5.3   Approvals............................................ 23
          Section 5.4   Enforceability....................................... 23
          Section 5.5   Pari Passu Obligations............................... 23
          Section 5.6   Financial Information, etc. ......................... 23
          Section 5.7   Litigation........................................... 24
          Section 5.8   Taxes................................................ 24
          Section 5.9   Absence of Defaults, etc. ........................... 25
          Section 5.10  ERISA................................................ 25
          Section 5.11  Compliance with Insurance Law........................ 25
          Section 5.12  Covered Portfolio.................................... 26
          Section 5.13  Investment Company Status............................ 27
          Section 5.14  SEC Reports.......................................... 27
          Section 5.15  Ownership; Subsidiaries.............................. 27
          Section 5.16  Disclosure........................................... 27

----------------------
     * This table of contents is not a part of the Second Amended and Restated Credit Agreement.

ARTICLE 6 COVENANTS.......................................................... 28
          Section 6.1   Use of Proceeds...................................... 28
          Section 6.2   Conduct of Business and Corporate Existence.......... 28
          Section 6.3   Compliance with Laws................................. 28
          Section 6.4   Obligations and Taxes................................ 28
          Section 6.5   Liens................................................ 29
          Section 6.6   Merger or Sale of Assets............................. 29
          Section 6.7   Underwriting Criteria................................ 29
          Section 6.8   Collection of Pledged Recoveries and Pledged
                        Premiums............................................. 30
          Section 6.9   Inspection of Books and Records...................... 30
          Section 6.10  Information Requirements............................. 30

ARTICLE 7 EVENTS OF DEFAULT.................................................. 34
          Section 7.1   Events of Default.................................... 34
          Section 7.2   Remedies............................................. 37
          Section 7.3   No Waiver; Remedies Cumulative....................... 38
          Section 7.4   Right of Setoff; etc. ............................... 38
          Section 7.5   Adjustment of Commitment Fee......................... 38

ARTICLE 8 THE AGENT.......................................................... 39
          Section 8.1   Appointment.......................................... 39
          Section 8.2   Delegation........................................... 39
          Section 8.3   Agent Not Liable; Reliance........................... 39
          Section 8.4   Indemnity............................................ 41
          Section 8.5   Liability of Agent................................... 42
          Section 8.6   Agent May Act........................................ 42
          Section 8.7   Successor............................................ 42
          Section 8.8   Determination by the Agent Conclusive and Binding.... 43

ARTICLE 9 NATURE OF OBLIGATIONS; INDEMNIFICATION............................. 43
          Section 9.1   Nature of Obligations; Survival...................... 43
          Section 9.2   Indemnification...................................... 43

ARTICLE 10 MISCELLANEOUS..................................................... 44
          Section 10.1  Costs, Expenses and Taxes............................ 44
          Section 10.2  Jurisdiction......................................... 45
          Section 10.3  Severability......................................... 45
          Section 10.4  Governing Law........................................ 45
          Section 10.5  Waiver of Jury Trial................................. 45
          Section 10.6  Headings............................................. 46
          Section 10.7  Notices and Addresses for Notice..................... 46
          Section 10.8  Successors and Assigns; Assignment and Assumption;
                        Participations; Additional Banks..................... 46
          Section 10.9  Lending Office....................................... 49

          Section 10.10 Counterparts......................................... 49
          Section 10.11 Records.............................................. 49
          Section 10.12 Amendments and Waivers............................... 49
SIGNATURES................................................................... 50

                        LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A  -  Certain Definitions
EXHIBIT B  -  Form of Notice of Borrowing
EXHIBIT C  -  Form of Note
EXHIBIT D  -  Form of Security Agreement
EXHIBIT E  -  List of Insured Obligations Excluded from the Covered Portfolio
EXHIBIT F  -  Form of Assignment and Assumption Agreement
EXHIBIT G  -  Form of Fronting Bank Supplement
EXHIBIT H  -  Form of Fronting Bank Note
EXHIBIT I  -  Form of Opinion of General Counsel to MBIA
EXHIBIT J  -  Form of Opinion of Kutak Rock

SCHEDULE 1 - Schedule of Commitments

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


          THIS AGREEMENT, dated as of October 1, 1997, among MBIA INSURANCE CORPORATION, a New York stock insurance corporation ("MBIA"), the financial
                                                      ----
institutions from time to time parties hereto as Banks (collectively, the "Banks"), CREDIT SUISSE FIRST BOSTON, New York Branch, as Administrative Agent
 -----
for the Banks (in such capacity, the "Administrative Agent"), and DEUTSCHE BANK
                                      --------------------
AG, New York Branch (in such capacity, the "Documentation Agent" and,
                                            -------------------
collectively with the Administrative Agent, the "Agents");
                                                 ------

          WHEREAS, MBIA (formerly known as Municipal Bond Investors Assurance Corporation), the Administrative Agent (formerly known as Credit Suisse, New York Branch), the Documentation Agent and certain of the Banks are parties to the First Restated Credit Agreement, dated as of October 1, 1993, as amended through the Third Amendment thereto, dated as of October 1, 1996, which First Restated Credit Agreement amended and restated the Credit Agreement, dated as of December 29, 1989, referred to therein (said Credit Agreement, as so amended, restated and modified, the "Original Credit Agreement"); and
                            -------------------------

          WHEREAS, the parties have agreed to add the other Banks as parties to the Original Credit Agreement, to amend the Original Credit Agreement and, as so amended and modified, to restate the Original Credit Agreement, all as more fully set forth below;

          NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree that, effective from the Restatement Effective Date (as hereinafter defined) the Original Credit Agreement is hereby further amended and, as so amended, is hereby restated to read in its entirety as follows:


                                   ARTICLE 1

                                 DEFINED TERMS
                                 -------------

          Unless otherwise specified, terms not otherwise defined in this Agreement and which are defined in Exhibit A of this Agreement shall have the meanings provided in such Exhibit A.

                                   ARTICLE 2

                                     LOANS
                                     -----

          Section 2.1  Commitment. Each Bank, severally and not jointly,
          -----------  ----------
irrevocably agrees, upon the terms and subject only to the conditions of this Agreement, to lend to MBIA on a limited recourse basis as set forth in
Section 2.7, on and after the Restatement Effective Date and prior to the Expiration Date amounts which in the aggregate do not exceed the Commitment of such Bank as set forth in Schedule 1 hereto.

          Section 2.2  Manner of Borrowing and Disbursement. (a) MBIA shall give
          -----------  ------------------------------------
the Administrative Agent at least five (5) Business Days' notice prior to each Loan to be made hereunder. Such notice shall specify the date, which shall be a Business Day, and the amount of the proposed borrowing and shall be substantially in the form of, and contain the certifications contained in, Exhibit B hereto.

          (b) Upon receipt of each notice described in paragraph (a), the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount of such Bank's Loan thereunder. Each Bank shall, not later than 12:00 noon (New York City time) on the date specified in such notice and subject to the satisfaction of the conditions set forth in Section 4.2, make available through its Lending Office to the Administrative Agent at the Administrative Agent's Office for such account as the Administrative Agent shall designate, the amount of its Loan in immediately available funds.

          (c) On the date of a borrowing hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Section 4.2, disburse the amounts made available to the Administrative Agent by the Banks in like funds by transferring such amounts to an account of MBIA maintained at the Administrative Agent or by wire transfer to an account in New York City pursuant to MBIA's instructions.

          Section 2.3  Notes; Loan Account. (a) Each Bank's Loans shall be
          -----------  -------------------
evidenced by, and be repayable with interest in accordance with the terms of, one or more Notes payable to the order of such Bank for the account of its Lending Office and substantially in the form of Exhibit C hereto.

          (b) Each Bank is irrevocably authorized from time to time to record the date and amount of each Loan made by such Bank and each payment and prepayment with respect thereto on the grid attached to such Bank's Note or on a continuation thereof which may be attached thereto by such Bank and made a part thereof, and any such notation shall, absent manifest error, constitute prima facie evidence of the accuracy of the
                                  ----- -----
information so recorded; provided, that the failure to make any such notations
                         --------
shall not affect the validity of MBIA's obligations hereunder or under such Note.

          Section 2.4  Interest Rates. (a) Each Loan shall bear interest on the
          -----------  --------------
outstanding principal amount thereof, for each day from and including the date such Loan is made to but excluding the day it becomes due, at a rate per annum equal to the sum of the Base Margin plus the Base Rate, which interest rate shall change as and when the Base Rate shall change. Such interest shall be payable (i) on the first day of each January, April, July and October commencing with the first such date after the making of such Loan, and (ii) when such Loan is due (whether at maturity, after acceleration or otherwise).

          (b) Any overdue principal of any Loan and, to the extent permitted by law, overdue interest thereon shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment (after as well as before judgment), at a rate pen annum equal to the sum of the Base Margin plus the Base Rate plus two percent (2%), which interest rate shall change as and when the Base Rate shall change.

          (c) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to MBIA and the Banks by telefax or by telephone of each rate of interest so determined, and its determination thereof shall be conclusive, absent manifest error.

          Section 2.5  Repayment of Loans. All Loans shall mature and the
          -----------  ------------------
principal amount thereof shall be due and payable on the Expiration Date.

          Section 2.6  Prepayments. (a) MBIA shall have the right at any time,
          -----------  -----------
and from time to time, upon at least three (3) Business Days notice to the Administrative Agent to prepay, in whole or in part, Loans at the time outstanding. Any such notice shall specify the amount of the Loans to be prepaid and the date of prepayment. The Administrative Agent shall promptly notify the Banks of the contents of each such notice. Amounts to be prepaid pursuant to this paragraph shall irrevocably be due and payable on the date specified in the applicable notice of prepayment. Interest on the amount prepaid, accrued to the prepayment date, shall be paid on such date. Each partial prepayment of Loans made pursuant to this paragraph shall be in a principal amount of at least $1,000,000.

          (b) MBIA shall make mandatory prepayments of the principal amount of Loans outstanding on any date on which amounts on deposit or required to be on deposit in the Escrow Account in accordance with Section 8 of the Security Agreement as of such date exceed the sum of (i) the aggregate amount of accrued and unpaid interest on the Loans, plus (ii) interest which will accrue on the Loans remaining outstanding after giving effect to such prepayment from the prepayment date to but excluding the next scheduled interest payment date, in the amount of such excess. Interest on the amount prepaid, accrued to the prepayment date, shall be paid on such date.

          (c) Amounts prepaid or repaid in respect of Loans may not be reborrowed.

          Section 2.7  Limitations on Sources of Payment. The obligations of
          -----------  ---------------------------------
MBIA under this Article 2 to make payments of principal and interest on the Loans and the Notes are limited recourse obligations of MBIA payable solely from the Pledged Recoveries, the Pledged Premiums and the other Collateral, and the Banks shall not be entitled to procure any money judgment against any other assets or properties of MBIA for payment of such obligations; provided, however,
                                                              --------  -------
that nothing herein contained shall limit, restrict or impair the lien created by the Security Agreement or the right of the Administrative Agent or the Banks to exercise any of their rights herein or in any of the other Loan Documents upon the occurrence of an Event of Default or otherwise, or to bring suit and obtain a judgment against MBIA (recourse thereon being limited as to payment of principal and interest on the Loans and the Notes as provided in this
Section 2.7).

          Section 2.8  Several Obligations and Rights of Banks. The failure of
          -----------  ---------------------------------------
any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but, except as provided in Section 2.11, no Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the other Loan Documents, and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

          Section 2.9  Pro Rata Treatment of Loans, Etc. Except to the extent
          -----------  --------------------------------
otherwise provided herein, each borrowing under Section 2.2 shall be made from the Banks pro rata on the basis of their respective Commitments, and each prepayment and payment of principal of or interest on Loans shall be made to the Administrative Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Loans held by such Banks.

          Section 2.10  Individual Recovery. Each Bank agrees that if it shall,
          ------------  -------------------
through the exercise of any right of counterclaim, setoff, banker's lien, realization of security or otherwise, receive payment of a proportion of the amount due and payable to it hereunder or under its Note as principal or interest which is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to the Bank hereunder and under the Notes, the Bank receiving such proportionately greater payment shall purchase participations in, or if and to the extent specified by any such other Banks direct interests in, the rights of such Banks hereunder and under their Notes (which it shall be deemed to have done simultaneously upon the receipt of such payment), so that all such recoveries with respect to such amounts due and payable hereunder and under all the Notes held by the Banks (net of any expenses which may have been incurred by the respective Banks in obtaining or preserving such recoveries) shall be pro rata in accordance with the unpaid principal and interest on the Loans held by each Bank. In the event that any such payment is required to be returned on disgorged, or is otherwise disturbed by legal process, further appropriate adjustments shall be made. MBIA expressly consents to the foregoing arrangements.

          Section 2.11  Fronting Banks. (a) From time to time MBIA shall have
          ------------  --------------
the right, with the consent of the Administrative Agent and each affected Fronting Bank, to designate one or more Banks as Fronting Banks with respect to one or more other Banks under this Agreement. The designation of a Bank as a Fronting Bank shall become effective when (i) MBIA, the Administrative Agent and such Bank have entered into a Fronting Bank Supplement (or on such later date as may be set forth in such Fronting Bank Supplement), which shall set forth the Fronting Bank Commitment of such Bank with respect to each other Bank for which it is acting as Fronting Bank, and (ii) MBIA shall have duly executed and delivered to such Fronting Bank a Fronting Bank Note in the aggregate amount of its Fronting Bank Commitments, dated the date of such Fronting Bank Supplement (or of any applicable modification thereto), payable to the order of such Fronting Bank for the account of its Lending Office and substantially in the form of Exhibit H hereto. Each

     Fronting Bank's Fronting Bank Note shall evidence Fronting Bank Loans made by such Fronting Bank pursuant to this Section 2.11 and otherwise shall constitute a Note for all purposes under this Agreement and the Loan Documents. A Fronting Bank Supplement may be amended or otherwise modified from time to time or terminated with the written consent of MBIA, the Administrative Agent and the Fronting Bank which is a party thereto.

                   (b) The Fronting Bank Commitment of each Fronting Bank with respect to another Bank shall be automatically reduced by an amount equal to its applicable Fronting Bank Percentage of the amount of any reduction in such other Bank's Commitment. In addition, the Fronting Bank Commitment of each Fronting Bank with respect to another Bank shall be automatically reduced by an amount equal to its applicable Fronting Bank Percentage of the amount of the Commitment of such other Bank which is sold, assigned or otherwise transferred by such other Bank to another Person; provided that a participation granted by such
                              --------
other Bank in accordance with Section 10.8(c) shall not constitute a sale, assignment or transfer for purposes of this paragraph. The Fronting Bank Commitment of each Fronting Bank with respect to another Bank shall be automatically terminated upon the termination of the Commitment of such other Bank.

                   (c) In the event that a Bank (including a Bank which is a Defaulting Bank) determines that, for any reason (other than the failure of MBIA to satisfy the conditions set forth in Section 4.2), it will not make available to the Administrative Agent the full amount of a Loan required to be made by it pursuant to this Agreement on the date specified for a borrowing hereunder pursuant to Section 2.2, it will give notice (a "Nonfunding Notice") thereof to
                                                 -----------------
MBIA and the Administrative Agent not later than 12:00 noon (New York City time) on the Business Day immediately preceding the date of such borrowing. In the event that a Bank shall have given a Nonfunding Notice, or in the event that any Bank for any reason (other than the failure of MBIA to satisfy the conditions set forth in Section 4.2) fails to make available to the Administrative Agent the full amount of a Loan required to be made by it pursuant to this Agreement by 12:00 noon (New York City time) on the date specified for a borrowing hereunder pursuant to Section 2.2, such Bank shall thereupon become a "Defaulting Bank", and the amount of the Loan identified in the Nonfunding
 ---------------
Notice or any other amount of a Loan which a Defaulting Bank was required but failed to advance when required hereunder shall be a "Defaulted Amount".
                                                      ----------------

                   (d) The Administrative Agent shall notify MBIA and each Fronting Bank (if any) with respect to a Defaulting Bank (i) promptly following the Administrative Agent's receipt of any

Nonfunding Notice from such Defaulting Bank, which notice shall describe the contents of such Nonfunding Notice, identify the Defaulting Bank and state the date on which the Loan described in such Nonfunding Notice is required to be made, the Defaulting Bank's Defaulted Amount and such Fronting Bank's Fronting Bank Percentage thereof, and (ii) unless described in a notice given pursuant to clause (i) not later than 1:00 p.m. (New York City time) on the date on which such Defaulting Bank failed to make available to the Administrative Agent the full amount of a Loan required to be made by it pursuant to this Agreement, which notice shall identify the Defaulting Bank and state the amount of the Defaulting Bank's Loan which was not made available and such Fronting Bank's Fronting Bank Percentage thereof.

                   (e) Each Fronting Bank receiving a notice from the Administrative Agent pursuant to Section 2.11(d) shall, (i) not later than 12:00 noon (New York City time) on the date specified in such notice, if such notice was received prior to such date, or (ii) not later than 4:00 p.m. (New York City time) on such date, if such notice was received on such date, in either case subject to the satisfaction of the conditions set forth in Section 4.2, make available through its Lending Office to the Administrative Agent at the Administrative Agent's Office for such account as the Administrative Agent shall designate, a Fronting Bank Loan in the amount of its Fronting Bank Percentage of the Defaulted Amount specified in such notice, in immediately available funds; provided that the aggregate amount of Fronting Bank Loans (determined without
--------
regard to any repayments or purchases thereof) which a Fronting Bank is required to make in respect of a Defaulting Bank shall not exceed its Fronting Bank Commitment with respect to such Defaulting Bank. Such funds received by the Administrative Agent shall be disbursed to MBIA as provided in Section 2.2(c).

                   (f) Fronting Bank Loans shall constitute Loans for all purposes under this Agreement and the Loan Documents, except as otherwise provided herein. Upon making of a Fronting Bank Loan by a Fronting Bank pursuant to this Section 2.11, such Fronting Bank, to the extent of such Fronting Bank Loan, shall have all the rights, but none of the obligations, of the Defaulting Bank hereunder in respect of the related Defaulted Amount, including, but not limited to, the right to receive the Defaulting Bank's pro rata share of any payment received in respect of Loans hereunder and the voting or consent rights of the Defaulting Bank in respect of the related Defaulted Amount and an amount of the Defaulting Bank's Commitment equal to such Defaulted Amount; provided
                                                                    --------
that the Defaulting Bank's pro rata share of any payment received in respect of principal of Loans hereunder shall be allocated first to its Fronting Banks in respect of Fronting Bank Loans made in respect of such Defaulting Bank and then to the Loans of such Defaulting Banks.

                   (g) No Fronting Bank Loan made by a Fronting Bank pursuant to this Section 2.11 shall relieve any Defaulting Bank of its obligations under this Agreement. Without limitation of other rights any party hereto may have against such Defaulting Bank, if one or more Fronting Banks have made one or more Fronting Bank Loans in respect of a Defaulting Bank, such Defaulting Bank shall on demand by a Fronting Bank, advance funds in respect of the aggregate Defaulted Amount in respect of which such Fronting Bank made Fronting Bank Loans pursuant to clause (i) or clause (ii) below:

                        (i) If such Fronting Bank elects to have funds provided under this clause (i), the Defaulting Bank, without regard to any failure of the conditions set forth in Section 4.2 to be satisfied with respect to such Loan, shall make a Loan to MBIA hereunder in the amount of the aggregate outstanding principal amount of the Fronting Bank Loans of such Fronting Bank in respect of such Defaulting Bank and simultaneously purchase from such Fronting Bank the right to receive the accrued and unpaid interest on such Fronting Bank Loans for a purchase price equal to the amount of such accrued and unpaid interest. Any Loan described in this clause (i) shall be made available by the Defaulting Bank through its Lending Office to the Administrative Agent at the Administrative Agent's Office for such account as the Administrative Agent shall designate, in immediately available funds. On any date on which any such amounts are made available to the Administrative Agent by a Defaulting Bank, the Administrative Agent shall notify MBIA and each affected Fronting Bank and shall disburse such amounts in like funds by transferring such amounts to the affected Fronting Banks, in proportion to their respective Fronting Bank Commitments relating to such Defaulting Bank. Such disbursement received by a Fronting Bank, to the extent thereof, shall be deemed to constitute the prepayment of outstanding principal amount of its Fronting Bank Loans relating to such Defaulting Bank and the purchase by such Defaulting Bank of the right to receive the accrued and unpaid interest thereon concurrently with the making of the Loan by such Defaulting Bank, but as between such Defaulting Bank and MBIA, such Fronting Bank Loans shall be deemed to be continued on such date as a Loan hereunder owed to such Defaulting Bank and interest thereon shall accrue from the date on which interest was last paid on such Fronting Bank Loans (or, if no interest has been paid thereon, from the date on which such Fronting Bank Loans were made).

                        (ii) If such Fronting Bank elects to have funds provided under this clause (ii), the Defaulting Bank, without regard to any failure of the conditions set forth in Section 4.2 to be satisfied with respect to such Loan, shall purchase the Fronting Bank Loans of such Fronting Bank in respect of such Defaulting Bank or participations therein, in either case for a purchase price equal to the outstanding principal amount of the Fronting Bank Loans or portion thereof being purchased or in which a participation is being purchased, plus accrued and unpaid interest thereon. Such purchase price shall be made available by the Defaulting Bank through its Lending Office to the Administrative Agent at the Administrative Agent's Office for such account as the Administrative Agent shall designate, in immediately available funds. On any date on which any such amounts are made available to the Administrative Agent by a Defaulting Bank, the Administrative Agent shall notify MBIA and each affected Fronting Bank and shall disburse such amounts in like funds by transferring such amounts to the affected Fronting Banks, in proportion to their respective Fronting Bank Commitments relating to such Defaulting Bank. Upon payment in accordance with this clause (ii) and to the extent of the payment received by a Fronting Bank representing the outstanding principal amount of its Fronting Bank Loans to such Defaulting Bank, at the election of such Fronting Bank either (A) such Fronting Bank shall be deemed to have assigned to the Defaulting Bank such portion of such Loan, in which case such portion shall cease to be a Fronting Bank Loan and shall be continued as a Loan hereunder made pursuant to the Commitment of such Defaulting Bank, and the outstanding principal amount thereof shall cease to be evidenced by the Fronting Bank Note held by such Fronting Bank and shall become evidenced by the Note held by such Defaulting Bank; without further action by any party, or (B) such Defaulting Bank shall be deemed to have purchased a participation in the such Fronting Bank's Fronting Bank Loan pursuant to
         Section 10.8(c).

In addition to the foregoing and to the rights of Fronting Banks to receive interest in respect of Fronting Bank Loans as provided herein (or payments of purchase price in respect thereof as provided in this Section 2.11), such Defaulting Bank shall pay compensation to its Fronting Banks on demand in respect of the outstanding principal amount of each Fronting Bank Loan made in respect of such Defaulting Bank calculated at a per annum rate equal to 2.00% for the period commencing on the date on which such Fronting Bank Loan was made and continuing until the date such Loan is repaid (including pursuant to clause
(i) above) or the purchase price described in clause (ii) above is received by such Fronting Bank.

                                   ARTICLE 3

            FEES; REDUCTION, TERMINATION AND EXTENSION OF COMMITMENT
            --------------------------------------------------------

                   Section 3.1  Commitment and Termination Fees. (a) MBIA hereby
                   -----------  -------------------------------
agrees to pay to the Administrative Agent for the account of the Banks a nonrefundable commitment fee for the period commencing on the Restatement Effective Date and ending on the Expiration Date, at the rate per annum set forth in the fee letter among MBIA, the Administrative Agent and the Banks dated on or about the date hereof which refers to this Section 3.1 (the "Bank Fee
                                                                   --------
Letter"), plus the Applicable Margin (if any) determined pursuant to Section 7.5
------
hereof, on the Available Commitment of the Banks. Such fee shall be payable in immediately available funds quarterly in arrears on the first day of each January, April, July and October and on the Expiration Date, for the period commencing on the most recent payment date and ending on the Expiration Date, in each case calculated on the average daily amount of the Available Commitment for such period.

                   (b) Except to the extent otherwise provided herein, each payment of the commitment fee accruing under Section 3.1(a) shall be made for the account of the Banks, pro rata according to their respective Commitments.

                   (c) MBIA hereby agrees to pay to the Administrative Agent for its own account or for the account of the Documentation Agent, as the case may be, the fees set forth in the fee letter between MBIA and the Administrative Agent which refers to this Section 3.1(c) (the "Agent Fee Letter").
                                                ----------------

                   Section 3.2  Termination or Reduction of Commitments.
                   -----------  ---------------------------------------
(a) MIBIA may at any time terminate or reduce the Maximum Commitment by giving the Administrative Agent at least five Business Days notice thereof. Each such reduction shall reduce the Maximum Commitment only in integral multiples of $1,000,000. Any notice of reduction or termination pursuant to this
Section 3.2(a) shall be irrevocable. Any such reduction shall be applied to the Commitment of each Bank pro rata based upon their respective Commitments as in effect immediately prior to such reduction, and any such termination shall terminate the Commitments of all Banks.

                   (b) If any Bank shall have become an Affected Bank, MBIA may terminate the Commitment (and, if applicable, Fronting Bank Commitment) of such Bank by notice to the Administrative Agent and such Bank, unless prior to the effective date of such termination (i) such Bank ceases to be an Affected Bank,
(ii) any Loan has been made or (iii) any Default or Event of Default has occurred and is continuing. Any such termination shall be effective on the later to occur of the 60th day after the giving of such notice by MBIA or the date of termination specified in such notice. In addition, MBIA may terminate the Commitment of a Nonextending Bank in accordance with Section 3.3 hereof. On the effective date of any termination referred to in this Section 3.2(b), the Commitment and any further obligation of such Affected Bank or Nonextending Bank to make Loans hereunder shall terminate. Subject to the foregoing, any notice of termination given pursuant to this Section 3.2(b) shall be irrevocable.

                   (c) The Administrative Agent shall give prompt notice to each Bank of any reduction or termination of the Maximum Commitment or of the Commitment of any Bank pursuant to this Section 3.2 or Section 3.3.

                   Section 3.3  Extension of Commitments. The Expiration Date
                   -----------  ------------------------
may be extended from time to time with the consent of the Administrative Agent and all Banks (other than Nonextending Banks whose Commitments have been terminated), each in their sole discretion, as provided in this Section 3.3. Not later than July 1, 1998, and not later than each July 1 thereafter in respect of succeeding one-year extension periods provided for below, or such later date to which the Administrative Agent and the Majority Banks may consent in writing, MBIA may notify the Administrative Agent if MBIA desires to have the Expiration Date extended for a period of one year from the date on which it is then scheduled to occur. The Administrative Agent shall promptly give the Banks notice of its receipt of any such request and shall request each Bank to consent to such extension, unless the Administrative Agent has determined to withhold its consent to such extension. Such notice and request from the Administrative Agent to the Banks may be given by the Administrative Agent subject to a reservation by the Administrative Agent of its right to withhold consent to such extension at a later date. Each Bank which elects to give its consent to such extension shall deliver such consent to the Administrative Agent and MBIA prior to the later to occur of (a) 90 days following the date of MBIA's request and
(b) the July 1 of the year which is six years prior to then scheduled Expiration Date (or in each case such later date to which the Administrative Agent and MBIA have consented). Any Bank which has not given its consent within such period shall be deemed to be a "Nonextending Bank", and MBIA shall have the right at
                         -----------------
any time thereafter to elect to terminate the Commitment of such Nonextending Bank by not less than five Business Days' prior notice to such Nonextending
Bank and the Administrative Agent unless, prior to the effectiveness of such termination, (i) any Loan has been made or (ii) any Default or Event of Default has occurred and is continuing. Any such termination shall be effective on the date specified in such notice.

                  Section 3.4  Yield Protection. (a) If (i) any law, rule,
                  -----------  ----------------
regulation or guideline, whether or not having the force of law (including but not limited to any United States or foreign law, rule, regulation or guideline) or the enforcement, interpretation or administration thereof by any court or any administrative or governmental authority, central bank or comparable agency charged with the interpretation or administration thereof shall at any time after the date of this Agreement (A) impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, pursuant to Regulation D of the Board of Governors of the Federal Reserve System) against credits or commitments to extend credit extended by, or participations therein by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank or any Participant (or any Lending Office thereof), or (B) subject credits or commitments to extend credit extended by any Bank or any Participant (or any Lending Office thereof) to any assessment or other cost imposed by the Federal Deposit Insurance Corporation or any successor thereto, or (C) impose on any Bank or any Participant (or any Lending Office thereof) any other or similar condition regarding this Agreement, the commitments or obligations of any Bank or any Participant (or any Lending Office thereof) hereunder or the participation of such Participant (or any Lending Office thereof) therein, or
(ii) under any law, rule, regulation or guideline, whether or not having the force of law (including but not limited to any United States or foreign law, rule, regulation or guideline) or the enforcement, interpretation or administration thereof by any court or any administrative or governmental authority, central bank or comparable agency charged with the interpretation or administration thereof presently or at any time hereafter in effect, the obligations of any Bank or any Participant hereunder shall be treated as a letter of credit or similar obligation for purposes of (A) any applicable reserve, special deposit or similar requirement (including, without limitation, pursuant to Regulation D of the Board of Governors of the Federal Reserve System) or (B) any assessment or other cost imposed by the Federal Deposit Insurance Corporation or any successor thereto, or (C) any other or similar condition regarding this Agreement, the commitments or obligations of any Bank (or any Lending Office thereof) hereunder or the participation of such Participant (or any Lending Office thereof) therein, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost to such Bank or such Participant (or such Lending Office thereof) of making, funding or maintaining (or agreeing to make, fund or maintain) its Loans or its commitments or obligations hereunder or its participation therein by an amount which such Bank or such Participant shall in its reasonable judgment deem to be material (which increase in cost shall be the result of the reasonable allocation by such Bank or such Participant, as the case may be, of the aggregate of such cost increases resulting from such events), then, MBIA shall pay to the Administrative Agent
                             ----
(for the account of such Bank or such Participant, as the case may be) from time to time as specified by such Bank (which shall be at least 30 days after the related notice from such Bank or such Participant given pursuant to
Section 3.4(c)) additional amounts which shall be sufficient to compensate such Bank or Participant, as the case may be, for such increased cost, together with interest on each such amount from the date payment is due until the date of payment in full thereof at the rate set forth in Section 3.6(g); provided that
                                                                 --------
no Bank or Participant shall be entitled under this Section 3.4(a) to compensation for any increased costs incurred earlier than one year prior to the date of notice thereof to MBIA or, in the case of compensation relating to a reserve, special deposit or similar requirement pursuant to clause (i) (A) of this Section 3.4(a), earlier than the date of notice thereof to MIBIA.

                   (b) If any Bank or any Participant shall have determined in its reasonable judgment that the adoption after the date hereof of any law, rule, regulation or guideline (whether or not having the force of law) regarding capital adequacy (including but not limited to any United States or foreign law, rule, regulation or guideline), or any change in any applicable law, rule, regulation or guideline, as the case may be, or any change in the enforcement or interpretation or administration thereof by any court or any administrative or governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank or any Participant (or any Lending Office thereof) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank or such Participant or of its bank holding company, if any, as a consequence of the obligations of such Bank hereunder or under the participation of such Participant therein to a level below that which such Bank, such Participant or such bank holding company could have achieved but for such adoption, change or compliance (taking, into consideration the policies of such Bank or such Participant, as the case may be, and of its bank holding company, if any, with respect to capital adequacy) by an amount deemed by such Bank or such Participant to be material, then MBIA shall pay to the Administrative Agent (for the account of such Bank or such Participant, as the case may be) from time to time as specified by such Bank (which shall be at least 30 days after the related notice from such Bank or such Participant given pursuant to Section 3.4(c)) such additional amount or amounts as will compensate such Bank, Participant or bank holding company, as the case may be, for such reduction, together with interest on each such amount from the date payment is due until the date of payment in full thereof at the rate set forth in Section 3.6(g); provided that no Bank or
                                                      --------
Participant shall be entitled under this Section 3.4(b) to compensation for any such reduction that is (i) attributable solely to the applicability of any law, rule, regulation or guideline effective on December 31, 1992 adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" as in effect on such date (it being understood that any reduction attributable to any `changes in such report or in any such law, rule, regulation or guideline or to any additional laws, rules, regulations or guidelines adopted pursuant to or arising out of such report shall be subject to the provisions of this Section 3.4(b)) or (ii) incurred earlier than one year prior to the date of notice thereof to MIBIA.

                   (c) Each demand by any Bank or any Participant for compensation pursuant to Section 3.4(a) or 3.4(b) shall be accompanied by a certificate of such Bank or such Participant (submitted through the Administrative Agent), as the case may be, in reasonable detail setting forth the computation of such compensation (including the reason therefor), which certificate shall be conclusive, absent manifest error. In determining such amount, such Bank or such Participant may use any reasonable averaging and attribution methods. A copy of any such demand shall be sent to the Administrative Agent concurrently when given to MBIA. The provisions of this
Section 3.4 shall survive termination of this Agreement for a period of one year.

                   (d) If any Participant makes a demand for compensation pursuant to Section 3.4(a) or 3.4(b), in amounts which are materially in excess of the compensation payable to the Bank which has granted a participation to such Participant, such Bank shall, at the written request and at the expense of MIBIA, use reasonable efforts to replace such Participant with a Participant reasonably acceptable to such Bank which would not impose such an excess claim for such compensation; provided, that nothing contained in this paragraph shall
                       --------
be deemed to require any Bank to terminate any participation agreement which is not terminable by such Bank at will without the payment of any compensation or penalties or to repurchase the interest of any Participant or to terminate any such participation agreement unless a replacement Participant is located.

                   Section 3.5  Reimbursement. Whenever any Bank or any
                   -----------  -------------
Participant shall sustain or incur any losses, expenses and liabilities (including, without limitation, any interest paid by such Bank or such Participant to lenders of funds borrowed by it to make or carry any Loan or its participation therein, any termination costs paid by such Bank or such Participant to other parties to interest rate swap or similar arrangements, and any loss, including without limitation, lost profits sustained by such Bank or such Participant in connection with the re-employment of such funds) in connection with the (i) failure by MBIA to borrow any Loan after having given notice of its intention to borrow in accordance with Section 2.2(a) or 2.11 hereof (whether by reason of MBIA's election not to proceed or the nonfulfillment of any of the conditions set forth in Article 4), or (ii) failure by MBIA to pay the principal amount of any Loan when due (whether at maturity, on the date fixed for prepayment, by reason of acceleration or otherwise) other than solely by reason of the operation of the provisions of Section 2.7 and the unavailability or insufficiency of Pledged Recoveries or Pledged Premiums to pay such amounts, MBIA agrees to pay to the Administrative Agent (for the account of such Bank or such Participant, as the case may be), upon its demand, an amount sufficient to compensate such Bank or such Participant for all such losses and out-of-pocket expenses. The provisions of this Section 3.5 shall survive termination of this Agreement.

                   Section 3.6  Manner of Payment; Calculations, etc. (a) Each
                   -----------  ------------------------------------
payment (including prepayments) by MBIA on account of the principal of or interest on the Loans and any other amount owed to the Administrative Agent or any Bank under this Agreement or the Notes shall be made not later than 12:00 noon (New York City time) on the date specified for payment under this Agreement to the Administrative Agent at the Payment Office, for the account of such Bank or the Administrative Agent, as the case may be, and any payments received by the Administrative Agent after such time shall be deemed to have been paid on the next succeeding Business Day. In the case of a payment for the account of a Bank, the Administrative Agent will promptly thereafter distribute the amount so received in like funds to such Bank. If the Administrative Agent shall not have received any payment from MBIA on any such date and at such time, the Administrative Agent will notify the Banks accordingly.

                   (b) All payments hereunder and under the Notes shall be made in freely transferable Dollars and in same day funds at the Payment Office without setoff or counterclaim and in such amounts as may be necessary in order that all such payments (after giving effect to (i) withholdings for or on account of any present or future taxes, levies, imposts, duties or other similar charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax (other than such taxes referred to in clause (ii) below) on or measured by the net income, profits, capital or net worth of any Bank or any franchise or general doing business tax pursuant to the income tax laws of the jurisdiction where the Bank's principal or lending office or offices are located (collectively, the "Taxes"), and (ii) deduction of an
                                           -----
amount equal to any taxes on or measured by such net income payable by such Bank with respect to the amount by which the payments required to be made by this
Section 3.6(b) exceed the amount otherwise specified to be paid under this Agreement) shall not be less than the amounts otherwise specified to be paid under this Agreement or the Notes. A certificate of any Bank as to additional amounts due under this Section 3.6(b), stating in reasonable detail the amount and nature of such Taxes, shall, absent manifest error, be final, conclusive and binding on the parties hereto. With respect to each deduction or withholding for or on account of any Taxes, MBIA shall promptly furnish to any Bank such certificates, receipts and other documents as may be required (in the judgment of such Bank) to establish any tax credit to which such Bank may be entitled. The provisions of this Section 3.6(b) shall survive termination of this Agreement.

                   (c) Prior to the Effective Date in the case of the Banks, and on the date a Participant accepts its participation in any Bank's Commitment and this Agreement, in the case of such Participant, and from time to time thereafter if requested by MBIA, each Bank and each Participant organized under the laws of a jurisdiction outside the United States shall provide MBIA with the forms prescribed by the Internal Revenue Service of the United States certifying as to such Person's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to it hereunder or other documents reasonably satisfactory to MBIA which shall indicate that all payments to be made to such Bank or such Participant hereunder are not subject to deduction or withholding of any United States Federal income taxes. Unless MBIA has received forms (such as IRS Form 1001 or Form 4224) or other documents reasonably satisfactory to it, indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, MBIA shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for such Bank or such Participant organized under the laws of a jurisdiction outside the United States, as the case may be.

                   (d) In the event that any Bank determines in good faith that it has received a cash refund of, or that it has received a reduction in United States federal income taxes which it would otherwise be required to pay by reason of a deduction against its income or a credit against tax liability for, any Taxes for which it has received an additional payment by MBIA pursuant to Section 3.6(b) hereof, such Bank shall remit an amount equal to such refund or reduction, but not exceeding the amount of such additional payment made by MBIA, to the Administrative Agent for the account of MBIA to the extent such Bank determines that it can do so without prejudicing its retention of the amount of such refund or reduction or any of its rights to any other relief or allowance which may be available to it. Each agreement between a Bank and a Participant shall require that in the event such Participant in good faith makes such a determination with respect to a refund or reduction, it shall remit an amount equal to such refund or reduction, but not exceeding the amount of such additional payment made by MBIA, to such Bank for the account of MBIA, and such Bank shall deliver any such payments actually received to the Administrative Agent for such account. The Administrative Agent shall deliver to MBIA any amounts actually received for the account of MBIA pursuant to the provisions of this Section. In the event that any Bank or any Participant determines in good faith that it is no longer entitled to receive or retain any such refund, deduction or credit, MBIA shall upon notice promptly return to the Administrative Agent for the account of such Bank or such Participant, as the case may be, any related payment made to MBIA pursuant to this paragraph. Nothing contained herein shall be construed (i) to grant to MBIA or its agents or representatives access to any financial or tax records of the Administrative Agent or any Bank or Participant or any right to receive copies thereof, (ii) to impose upon any Bank or Participant any obligation to file for or otherwise claim any such deduction or credit or to institute, prosecute or defend any claim, action or proceeding for the recovery of any such refund or for obtaining any such reduction, which matters shall remain in the sole discretion of such Bank or such Participant, or (iii) to impose upon any Bank any obligation to claim or to institute, prosecute or defend any action for collecting or obtaining any amounts due from a Participant to such Bank pursuant to this Section.

                   (e) If any payment under this Agreement or under the Notes shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

                   (f) Interest on the Loans and Notes and commitment fees hereunder shall be computed on the basis of a year of 365 days and for the actual number of days elapsed.

                   (g) If any payment under this Agreement shall not be paid when due, such payment shall, unless otherwise specified herein or in the Notes, bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment (after as well as before judgment), at a rate per annum equal to the sum of two percent (2%) plus the rate of interest otherwise applicable on such payment, or if no such rate is specified herein at a rate per annum equal to the sum of the Base Margin plus the Base Rate plus two percent (2%) , which interest rate shall change as and when the Base Rate shall change.

                   (h) If some but less than all amounts due from MBIA are received by the Administrative Agent, the Administrative Agent shall distribute such amounts in the following order of priority: (i) to the payment of all other amounts not otherwise referred to in this Section 3.6(h) then due and payable hereunder or under the Notes, (ii) to the payment of interest then due and payable on the Loans, and (iii) to the payment of principal then due and payable on the Loans.

                                    ARTICLE 4

                              CONDITIONS PRECEDENT
                              --------------------

                   Section 4.1 Conditions Precedent to Effective Date and
                   ----------- ------------------------------------------
Restatement Effective Date. (a) The obligations of the initial Bank to make
--------------------------
Loans under the Original Credit Agreement became effective as of the Effective Date upon the satisfaction of the conditions stated in Section 4.1 thereof.

                   (b) The amendments to and restatement of the Original Credit Agreement provided for herein shall become effective as of the Restatement Effective Date when each of the following conditions has been fulfilled to the reasonable satisfaction of the Agents. If such conditions have not been satisfied on or prior to the Restatement Effective Date, then at the written election of the Administrative Agent delivered to MBIA, the amendments to and restatement of the Original Credit Agreement set forth herein shall terminate and be of no further force or effect and the Original Credit Agreement shall remain in full force and effect in accordance with its terms.

                       (i) As of the Restatement Effective Date (and after giving effect to amendments to and restatement of the Original Credit Agreement set forth herein), (A) there shall exist no Default or Event of Default, and (B) all representations and warranties made by MBIA herein or in any of the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made at and as of such time;

                       (ii) Each Bank shall have received a replacement Note dated the Restatement Effective Date, in a principal amount equal to its Commitment and otherwise meeting the requirements of Section 2.3 (the "Substitute Notes") , which, in the case of Banks which are
                ----------------

          parties to the Original Credit Agreement, shall be issued in exchange for the Note or Notes heretofore issued by MBIA to such Banks under the Original Credit Agreement;

                       (iii) Each Fronting Bank shall have received a Fronting Bank Note dated the Restatement Effective Date and otherwise meeting the requirements of Section 2.11 and substantially in the form of Exhibit H hereto (the "Initial Fronting Bank Notes")
                                 ---------------------------

                       (iv) The Administrative Agent and MBIA shall have entered into the Second Amended and Restated Security Agreement and Collateral Assignment, substantially in the form of Exhibit D hereto (the "Restated Security Agreement"), amending the Security Agreement
                ---------------------------
          as currently in effect and, as so amended, restating the Security Agreement as heretofore in effect, which shall be in full force and effect;

                       (v) The Agent shall have received (A) results of Uniform Commercial Code searches with respect to the names "MBIA Insurance Corporation" and "Municipal Bond Investors Assurance Corporation" and the Collateral from the office of the Secretary of State of New York, confirming the absence of Liens thereon other than in favor of the Administrative Agent for the benefit of the Banks, and
          (B) Form UCC-l financing statements (or amendments thereto) duly executed and delivered by MBIA and naming the Administrative Agent as secured party, each appropriate for the continued perfection of the Administrative Agent's Lien on the Collateral created and held for the benefit of the Banks under the Restated Security Agreement;

                       (vi) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

                              (A) a certificate of any two of the President, any
                   Vice President or the Treasurer of MBIA, dated the Restatement Effective Date, to the effect that the conditions set forth in Section 4.1(b) (i) hereof have been satisfied and that no governmental filings, consents and approvals are necessary to be secured by MBIA in order to permit the borrowings hereunder, the grant of the Lien under the Security Agreement and the execution, delivery and performance in accordance with their respective terms of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, each of which shall be in full force and effect;

                              (B) A legal existence and good standing
                   certificate with respect to MBIA issued as of a recent date by the Superintendent of the Department;

                              (C) copies of the duly adopted resolutions of the
                   Board of Directors of MBIA, or an authorized committee thereof, authorizing the execution, delivery and performance in accordance with their respective terms of this Agreement, the Substitute Notes, the Initial Fronting Bank Notes and the Restated Security Agreement (collectively, the "Restatement
                                                                   -----------
                   Documents"), accompanied by a certificate of the Secretary or
                   ---------
                   an Assistant Secretary of MBIA stating as to (x) the effect that such resolutions are in full force and effect, (y) the incumbency and signatures of the officers signing the Restatement Documents on behalf of MBIA, and (z) the effect that, from and after September 30, 1996, there has been no amendment, modification or revocation of the articles of incorporation or by-laws of MBIA;

                              (D) opinions of the General Counsel of MBIA and
                   Kutak Rock, MBIA's counsel, each dated as of the Restatement Effective Date, which are substantially to the effect set forth in the forms attached hereto as, respectively, Exhibits I and J; and

                              (E) such other documents, instruments, approvals
                   (and, if reasonably requested by either Agent or the Majority Banks, duplicates or executed copies thereof certified by an appropriate governmental official or an authorized officer of
                   MBIA) or opinions as either Agent or the Majority Banks may reasonably request;

                       (vii) The Agents shall have received reasonably satisfactory evidence that long-term obligations insured by MBIA are publicly assigned a rating of Aaa by Moody's and AAA by S&P by reason of such insurance;

                       (viii) The Bank Fee Letter shall have been modified in a manner satisfactory to MBIA and the Agents and consented to by all of the Banks;

                       (ix) The Agent Letter shall have been modified in a manner satisfactory to MBIA and each Agent; and

                       (x) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Amendment and the Loan Documents shall be satisfactory in form and substance to the Agents.

A certificate of the Agents delivered to MBIA stating that amendments to and restatement of the Original Credit Agreement set forth herein have been become effective shall be conclusive evidence thereof.

                   Section 4.2 Conditions Precedent to Each Loan. The obligation
                   ----------- ---------------------------------
of each Bank to make each Loan is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with the making of such Loan, unless waived in writing by the Administrative Agent and each
Bank:

                       (a) The Administrative Agent shall have received the appropriate notice of borrowing pursuant to Section 2.2(a);

                       (b)    The Loan Commencement Event shall have occurred;

                       (c) Immediately after giving effect to each such Loans, the aggregate principal amount of Loans made hereunder, determined without regard to any repayments or prepayments thereof, shall not exceed MBIA's Cumulative Losses incurred after the occurrence of the Loan Commencement Event;

                       (d) The aggregate amount of such Loans does not exceed the aggregate Available Commitment in effect on such date (after giving effect to any reduction of the Maximum Commitment on such date pursuant to Section 3.2 or 3.3); and

                       (e) The aggregate amount of such Loan to be made by any Bank (other than a Fronting Bank Loan) does not exceed the Commitment of such Bank in effect on such date (after giving effect to any reduction thereof on such date pursuant to Section 3.2 or 3.3) minus the aggregate principal amount of Loans theretofore made by such Bank (other than a Fronting

          Bank Loan) hereunder without regard to any repayment or prepayment thereof.

Each borrowing hereunder, whether or not accompanied by a written notice of borrowing, shall be deemed to be a representation and warranty by MBIA on the date thereof as to the satisfaction of the conditions set forth in paragraphs
(b), (c), (d) and (e) above.


                                    ARTICLE 5

                REPRESENTATIONS AND WARRANTIES; OTHER AGREEMENTS
                ------------------------------------------------

                   In order to induce the Agents and the Banks to enter into this Agreement and to make the Loans, MBIA makes the following representations and warranties to the Agents and the Banks, which shall survive the execution and delivery of this Agreement and the making of each Loan:

                   Section 5.1 Due Incorporation, Etc. MBIA is a stock insurance
                   ----------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of New York, is duly qualified as a foreign corporation in good standing in each jurisdiction in which failure to so qualify would materially adversely affect its business, assets, operations or financial condition, and has all requisite power and authority, corporate or other, and all requisite governmental licenses, authorizations, permits, consents and approvals to conduct its business and to own its properties.

                   Section 5.2 Due Authorization, Etc. The execution, delivery
                   ----------------------------------
and performance by MBIA of this Agreement and the Loan Documents are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the corporate articles or by-laws of MBIA, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected, or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (ii) and (iii), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of: MBIA to perform its obligations under this Agreement or any Loan Document.

                   Section 5.3 Approvals. No consent, approval or other action
                   ----------- ---------
by, or any notice to or filing with any court or administrative or governmental body is or will be necessary for the valid execution, delivery or performance by MBIA of this Agreement or any of the Loan Documents.

                   Section 5.4 Enforceability. This Agreement and each of the
                   ----------- --------------
Loan Documents constitute a legal, valid and binding obligation of MBIA, enforceable against MBIA in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, whether such matter is heard in a court of law or a court of equity.

                   Section 5.5 Pari Passu Obligations. Except with respect to
                   ----------- ----------------------
MBIA's obligations to pay the principal of and interest on the Loans (which the Banks acknowledge are limited by Section 2.7) , the obligations of MBIA under this Agreement and the Loan Documents are recourse and general obligations of MBIA which shall at all times rank at least pari passu in priority of payment and in all other respects with all other unsecured obligations of MBIA, including without limitation MBIA's obligations to pay claims under Insurance Contracts, subject, however, to statutory priorities granted to certain claims under Sections 7426 or 7435 of the New York Insurance Law.

                   Section 5.6 Financial Information, etc. (a) MBIA has
                   ----------- --------------------------
heretofore furnished to the Administrative Agent and, through the Administrative Agent, to each Bank (i) the audited consolidated and unaudited consolidating balance sheets of MBIA Inc. and its subsidiaries at December 31 in each of the years 1991 through 1996, inclusive, the related audited consolidated statements of income, changes in stockholders' equity and financial position or cash flows, as the case may be, and unaudited consolidating statements of income for each of the years then ended and (ii) the unaudited consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries as of March 31 and June 30, 1997, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the three months ended March 31, 1997 and the six months ended June 30, 1997. Such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and present fairly the consolidated financial position and consolidated results of operations and cash flows of MBIA Inc. and its subsidiaries and the financial position and results of operations and cash flows of MBIA at the dates and for the periods indicated therein. There has been no material adverse change in the consolidated financial position or consolidated results of operations or cash flows of MBIA Inc. and its subsidiaries taken as a whole or of MBIA since December 31, 1996.

                   (b) MBIA has heretofore furnished to the Administrative Agent and, through the Administrative Agent, to each Bank its annual statements and its financial statements as filed with the Department for the years ended December 31, 1991 through December 31, 1996, inclusive, and its quarterly statements and financial statements as filed with the Department for the periods ended March 31 and June 30, 1997. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the New York Insurance Law, all of the assets described therein were the absolute property of MBIA at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such Annual Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of MBIA as of such dates and of its income and deductions therefrom for the year or quarter ended on such dates.

                   Section 5.7 Litigation. There are no actions, suits or
                   ----------- ----------
proceedings pending or, to the knowledge of MBIA, threatened against or affecting MBIA, or any properties or rights of MBIA, by or before any court, arbitrator or administrative or governmental body in which there is a reasonable possibility of an adverse decision or determination which could materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any Loan Document or which in any way draws into question the validity or enforceability of this Agreement or any of the Loan Documents.

                   Section 5.8 Taxes. MBIA has filed all Federal and state
                   ----------- -----
income tax returns which are required to be filed, and has paid all taxes as shown on said returns and all assessments received by it to the extent that such taxes have become due and to the extent that failure to pay the same could materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any Loan Document, other than taxes being contested in a manner permitted by Section 6.4.

                  Section 5.9   Absence of Defaults, etc.   MBIA is not in
                  --------------------------------------
violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the charter or by-laws of MBIA, or in default under any material indenture, agreement, lease or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation or default may result in a material adverse effect on the business, assets, operations or financial condition of MBIA or on its ability to perform its obligations under this Agreement or any other Loan Document.


                  Section 5.10  ERISA.  Each member of the Controlled Group has
                  ------------  -----
fulfilled any applicable obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA. No member of the Controlled Group is a party to, or is or has been required to make contributions to, or has terminated any Multi-employer Plan.


                  Section 5.11  Compliance with Insurance Law.  MBIA is duly
                  ------------  -----------------------------
licensed to transact business as a financial guaranty insurance corporation by the Department and (a) has all other requisite federal, state and other governmental licenses, authorizations, permits, consents and approvals to conduct its insurance and other business as presently conducted and proposed to be conducted in the State of New York and each other jurisdiction in which it writes or issues policies of insurance (including without limitation any form of financial guaranty insurance, fidelity and surety insurance or credit insurance), surety bonds, guaranties, contracts of reinsurance or other undertakings similar to the foregoing (collectively, "Insurance Contracts") or in which it conducts business, except for failures, if any, to have such licenses, authorizations, permits, consents and approvals which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any of the Loan Documents, (b) has made all filings of each of its forms of Insurance Contracts and of its rates and charges with the Department and all other federal, state and other administrative or governmental bodies required for the use thereof and has obtained all requisite approvals thereof, except for failures, if any, to file or to obtain such approvals which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any of the Loan

Documents, (c) has duly established and maintains all reserves required under the New York Insurance Law and the regulations of the Department thereunder and other applicable federal, state and other laws, rules and regulations, except for failures, if any, to maintain reserves which do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any of the Loan Documents, (d) has duly filed all annual statements, financial statements and other information and reports required to have been filed with the Department and each other federal, state and other administrative or governmental body, except for failures, if any, to file which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any of the Loan Documents, and (e) is in compliance (and has not received any notice from the Department or similar administrative or governmental body or an authorized representative thereof claiming that it is not in compliance) with the New York Insurance Law and the regulations of the Department thereunder and with all other applicable federal, state and other laws, rules and regulations relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any of the Loan Documents.


          Section 5.12  Covered Portfolio.  Substantially all of the Insured
          ------------  -----------------
Obligations in the Covered Portfolio on the Restatement Effective Date were insured by MBIA under Insurance Contracts in the form or forms heretofore supplied to the Administrative Agent in accordance with MBIA's underwriting criteria as heretofore disclosed to the Administrative Agent and each Bank, and in MBIA's reasonable judgment such Insured Obligations represent an overall risk of loss (based on all factors including without limitation investment quality and geographical and market diversification) which is not materially greater than the risk of loss represented by all of MBIA's Insured Obligations as of the Restatement Effective Date. MBIA has no reason to believe that its rights included among the Collateral are not valid and binding against the obligors thereunder in accordance with their respective terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, except for such Collateral which, in the aggregate, will not have a material and adverse effect on the right and ability of the Administrative Agent, on behalf of the Banks, in accordance with the Security Agreement, to realize upon the Pledged Recoveries. The several reinsurance agreements between MBIA, on the one hand, and certain member companies of the Municipal Bond Insurance Association, respectively, on the other, are the legal, valid, binding and enforceable obligations of the parties thereto in accordance with their terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies.


          Section 5.13  Investment Company Status.  MBIA is not an "investment
          ------------  -------------------------
company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended.


          Section 5.14  SEC Reports.  MBIA has heretofore furnished to the
          ------------  -----------
Administrative Agent and, through the Administrative Agent, to each Bank true and complete copies of (a) the Annual Reports of MBIA Inc. on Form 10-K filed with the Securities and Exchange Commission for each of its fiscal years ended December 31, 1991 through December 31, 1996, inclusive, (b) the Quarterly Reports of MBIA Inc. on Form l0-Q filed with such Commission for its fiscal quarters ended March 31 and June 30, 1997, (c) each report, if any, on Form 8-K filed by MBIA Inc. with such Commission since December 31, 1996, and (d) each filing on Form 8 or other amendment, if any, filed by MBIA Inc. with such Commission with respect to any of the foregoing, together in each case with true and complete copies of all reports, proxy statements and other materials incorporated by reference therein (collectively, the "SEC Reports"). None of the SEC Reports contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading.


          Section 5.15  Ownership; Subsidiaries.  All of the issued and
          ------------  -----------------------
outstanding capital stock of MBIA is owned beneficially and of record by MBIA Inc., subject to no Liens. There are no options or similar rights of any Person to acquire any such capital stock or any other capital stock of MBIA. MBIA has and, as of the Restatement Effective Date, MBIA will have no Subsidiaries other than its Subsidiaries identified in the SEC report for the year ended December 31, 1996.


          Section 5.16  Disclosure.  There is no fact known to MBIA which
          ------------  ----------
materially adversely affects the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under this Agreement or any Loan Document which has not been set forth in this Agreement, in the financial statements referred to in Section 5.6(a) or the SEC Reports.

                                   ARTICLE 6

                                   COVENANTS
                                   ---------

          MBIA agrees that, so long as any Loan remains outstanding or any obligation of MBIA hereunder or under the Notes or any other Loan Document remains unpaid or unsatisfied or any Bank has any obligation to make a Loan or advance other amounts hereunder, unless the Administrative Agent and the Majority Banks otherwise consent in writing:

          Section 6.1 Use of Proceeds. MBIA will use the proceeds of the Loans
          ----------- ---------------
only to pay or reimburse itself for the payment of Losses in respect of the Covered Portfolio.

          Section 6.2 Conduct of Business and Corporate Existence. MBIA will
          ----------- -------------------------------------------
continue to engage in business of the same general type as now conducted by it and do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises.

          Section 6.3 Compliance with Laws. MBIA will comply in all material
          ----------- --------------------
respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, the New York Insurance Law, the insurance laws of any other jurisdiction applicable to MBIA and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

          Section 6.4 Obligations and Taxes. MBIA shall pay all its material
          ----------- ---------------------
obligations promptly and in accordance with their terms and pay and discharge promptly all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become in default, as well as all material lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that
                                                         --------  -------
MBIA shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and adequate reserves with respect thereto shall have been established on the books of MBIA.

          Section 6.5 Liens. MBIA will not create, assume or permit to exist any
          ----------- -----
Lien on any Pledged Recoveries, Pledged Premiums or other Collateral, other than the Lien in favor of the Banks under the Security Agreement.

          Section 6.6 Merger or Sale of Assets. MBIA shall not consolidate or
          ----------- ------------------------
merge with or into, or transfer all or substantially all of its properties or assets to, another Person, except that MBIA may merge or consolidate with another corporation or may transfer all or substantially all of its property, business and assets as an entirety to another corporation, if (i) immediately prior and after giving effect to such transaction there shall exist no Default or Event of Default (including without limitation an Event of Default described in paragraph (j) of Section 7.1), (ii) the surviving or acquiring corporation, as the case may be, expressly and unconditionally assumes all of the obligations of MBIA hereunder in an instrument in form and substance satisfactory to the Majority Banks which is enforceable directly by the Administrative Agent and the Banks, (iii) MBIA shall have delivered to the Administrative Agent and the Banks an opinion, in form and substance satisfactory to the Administrative Agent, from counsel acceptable to the Administrative Agent, confirming the matters set forth in clause (ii) above, (iv) immediately after giving effect to such transaction, the net worth, determined in accordance with generally accepted accounting principles, and its capital and surplus, determined in accordance with statutory accounting principles, of the surviving corporation is at least equal to MBIA's net worth or capital and surplus, as the case may be, immediately prior to giving effect to such transaction, (v) MBIA shall have provided to the Administrative Agent and the Banks, in form and substance satisfactory to the Administrative Agent, a report from Coopers & Lybrand LLP or other independent public accountants of recognized national standing, confirming the matters set forth in clause (iv) above, and (vi) the Administrative Agent shall have received evidence satisfactory to it that such transaction will not result in any downgrading or potential downgrading of any obligation insured by MBIA by Moody's, S&P or any other nationally recognized rating agency which, with the consent of MBIA, rates the creditworthiness of such obligations.

          Section 6.7 Underwriting Criteria. MBIA shall maintain its criteria
          ----------- ---------------------
for underwriting Insurance Contracts substantially as in effect on the Restatement Effective Date and as disclosed to the Administrative Agent and the Banks, and Insured Obligations which are placed in the Covered Portfolio by MBIA shall in MBIA's reasonable judgment represent an overall risk of loss (based on all factors including without limitation investment quality and geographical and market diversification) which is not materially greater than the risk of loss represented by all of MBIA's Insured Obligations.

          Section 6.8 Collection of Pledged Recoveries and Pledged Premiums.
          ----------- -----------------------------------------------------
MBIA shall at all times use its best efforts to collect and otherwise realize upon all Pledged Recoveries and Pledged Premiums in compliance with applicable law and in a commercially reasonably manner.

          Section 6.9 Inspection of Books and Records. MBIA will keep proper
          ----------- -------------------------------
books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of any Bank or the Administrative Agent following reasonable notice to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, during regular business hours, and as often as may reasonably be desired.

          Section 6.10 Information Requirements. MBIA will furnish or cause to
          ------------ ------------------------
be furnished to the Administrative Agent (with sufficient copies for distribution to the Banks):

               (a) within 60 days after the end of each of the first three quarterly fiscal periods in each fiscal year of MBIA Inc., consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries (including
     MBIA), as at the end of such period and the related consolidated statements of income, changes in stockholders' equity and cash flows and consolidating statement of income of MBIA Inc. and its subsidiaries for such period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the consolidated and, where applicable, consolidating figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by a principal financial officer of MBIA Inc. and, with respect to the information set forth therein relating to MBIA, a principal financial officer of MBIA as presenting fairly, in accordance with generally accepted accounting principles (except for the absence of notes thereto) applied (except as specifically set forth therein) on a basis consistent with such prior fiscal periods, the information contained therein, subject to changes resulting from normal year-end audit adjustments;

          (b) within 120 days after the end of each fiscal year of MBIA Inc., consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries (including MBIA) as at the end of such year and the related consolidated statements of income, changes in stockholders' equity and cash flows and consolidating statement of income of MBIA Inc. and its subsidiaries for such fiscal year, setting forth in each case on comparative form the consolidated and, where applicable, consolidating figures for the previous fiscal year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by a report thereon of Coopers & Lybrand or other independent public accountants of recognized national standing selected by MBIA Inc., which report shall state that such consolidated financial statements present fairly the consolidated financial position of MBIA Inc. and its subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods indicated in conformity with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise specified in such report) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and (ii) in the case of such consolidating financial statements, certified by a principal financial officer of MBIA Inc. and, with respect to the information set forth therein relating to MBIA, a principal financial officer of MBIA as presenting fairly, in accordance with generally accepted accounting principles applied (except as specifically set forth therein) on a basis consistent with such prior fiscal periods, the information contained therein;

          (c) together with each delivery of financial statements pursuant to paragraphs (a) and (b) of this Section 6.10,

               (i) a certificate of a principal financial officer of MBIA listing the Insured Obligations in the Covered Portfolio and identifying the Insurance Contracts with respect thereto and calculating in reasonable detail as of the date of such financial statements (A) the Average Annual Debt Service on the Covered Portfolio, (B) if such date is prior to the Loan Commencement Event, the excess of MBIA's Cumulative Losses (stating separately any Incremental Reserves included therein) for the current Commitment Period over MBIA's aggregate Pledged Recoveries received during the current

         Commitment Period, and (C) if such date is on or alter the occurrence of the Loan Commencement Event, (1) evidence of the occurrence thereof,
         (2) the amount of Installment Premiums with respect to defaulted obligations received on or prior to such date and thereafter payable in respect of the Covered Portfolio, (3) the aggregate amount or Pledged Recoveries received by or for the account of MBIA during the current Commitment Period on or prior to such date, and (4) the balance of the Escrow Account as of such date; and

                    (ii) a certificate of the President or a Vice President of MBIA stating that the signer has reviewed the terms of this Agreement and has made, or caused to be made under his supervision; a review in reasonable detail of the transactions and condition of MBIA during the period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of the officer's certificate, of any condition or event which constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action MBIA has taken or is taking or proposes to take with respect thereto;

               (d) promptly after the filing thereof, a copy of the annual statement for each calendar year and quarterly statements for each calendar quarter as filed with the Department or other then comparable agency of other jurisdictions and the financial statements of MBIA for such calendar year or quarter prepared in accordance with statutory accounting practices accompanied by a report thereon of the independent public accountants of MBIA Inc. referred to in paragraph (b) above;

               (e) promptly upon the mailing thereof, a copy of each annual report to stockholders and proxy statement of MBIA Inc. and, promptly upon the filing thereof with the Securities and Exchange Commission, a copy of each annual report on Form 10-K, quarterly report on Form 10-Q and current report on Form 8-K of MBIA Inc. and each Form 8 with respect thereto;

               (f) promptly after MBIA has received written notice or otherwise has knowledge thereof, written notice describing in reasonable detail:

                    (i) the commencement of all proceedings and investigations by or before the Department or any other governmental body and any actions and proceedings in any court or before any arbitrator against or in any other way relating to MBIA which, if adversely determined, could singly or when aggregated with all other such proceedings, investigations and actions if adversely determined, have a materially adverse effect on the business, assets, liabilities, financial position, results of operations or cash flows of MBIA, or on the ability of MBIA to perform its obligations under this Agreement or any Loan Document;

                    (ii) the occurrence of any Reportable Event, Prohibited Transaction or any withdrawal by any member of the Controlled Group from any Multiemployer Plan or any reasonable expectation of the occurrence of any Reportable Event, Prohibited Transaction or any withdrawal by any member of the Controlled Group from any Multiemployer Plan;

                    (iii) any report known to and relating to MBIA published by Moody's, S&P or any other nationally recognized rating agency which, with the consent of MBIA, rates the creditworthiness of obligations insured by MBIA;

                    (iv) any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or cash flows of MBIA; and

                    (v)    any Default or Event of Default;

               (g) promptly after MBIA has received notice or otherwise has knowledge thereof, written notice describing in reasonable detail:

                    (i) each Loss, including without limitation identification of the Insured Obligation with respect to which such Loss occurred;

                    (ii) each default by the issuer of any Insured Obligation in the Covered Portfolio or other obligor with respect thereto which could form the basis of a claim under an Insurance Contract;

                    (iii) each default by any party to a reinsurance agreement or similar arrangement with MBIA which covers any material amount of Insured Obligations in the Covered Portfolio; and

                    (iv) all reserves (including without limitation Incremental Reserves) established by MBIA with with respect to each matter referred to in clauses (i), (ii) or (iii) above; and

               (h) from time to time and promptly upon each request, such material data, certificates, reports, statements, opinions of counsel addressed to the Administrative Agent and the Banks, documents or further information regarding the Covered Portfolio, the Collateral or the business, assets, liabilities, financial position, results of operations or cash flows of MBIA or MBIA Inc. as any Bank or the Administrative Agent reasonably may request.

All information, reports, statements and other papers and data furnished to the Administrative Agent shall be, at the time the same are so furnished, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Banks true and accurate knowledge of the subject matter thereof.


                                   ARTICLE 7

                               EVENTS OF DEFAULT
                               -----------------

     Section 7.1 Events of Default. Each of the following shall constitute an
     ----------- -----------------
Event of Default hereunder (each herein called "an Event of Default"):
                                                   ----------------

               (a) default in the payment when due of (i) the principal of or interest on any Loan or Note or (ii) any other interest, fees or other amounts payable under this Agreement, in any such case if such default described in this clause (ii) shall have continued for a period of five (5) Business Days after notice of such failure from the Administrative Agent or any Bank; or

          (b) any representation or warranty made by MBIA herein or any of the Loan Documents or in any writing furnished in connection with or pursuant to this Agreement or any of the Loan Documents shall be false or misleading in any material respect on the date as of which made; or

          (c) MBIA shall fail to perform or observe any of the provisions contained in Section 6.1, 6.2, 6.5 or 6.6 hereof or in the Security Agreement, and such failure remains unremedied for 30 days after notice of such failure from the Administrative Agent or any Bank; or

          (d) MBIA shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any of the Loan Documents on its part to be performed or observed and with respect to any such term, covenant or agreement contained herein, and such failure remains unremedied for 45 days after notice of such failure from the Administrative Agent or any Bank or, if by reason of the nature of such failure the same cannot be remedied within such 45 days, MBIA shall fail to proceed with reasonable diligence to remedy such failure;

          (e) MBIA shall be in default in the payment of any principal of or interest on any material Debt or in respect of which it is contingently liable beyond any period of grace stated with respect thereto in any such obligation or in any agreement under which any such obligation is created, or MBIA shall default in the performance of any agreement under which any such obligation is created if the effect of such default is to cause such obligation to become, or to permit any holder or beneficiary thereof, or a trustee on behalf thereof, with notice if required, to declare such obligation to be, due prior to its normal maturity; provided that a notice or declaration of any such default or
                 --------
acceleration by any such holder, beneficiary or trustee shall not constitute an Event of Default described in this paragraph (e) if such notice or declaration is being contested by MBIA in good faith by appropriate proceedings and MBIA has established all adequate reserves with respect thereto; or a moratorium shall have been declared or announced (whether or not in writing) by MBIA with respect to any of its Debt; or

          (f) MBIA shall commence a voluntary case concerning it under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code") or any involuntary case is
                               ---------------
commenced against MBIA under the Bankruptcy Code and relief is ordered against MBIA or the petition is controverted but is not dismissed within 60 days after the commencement of the case; or MBIA is not generally paying its debts as such debts become due; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of MBIA; or MBIA commences any other proceeding under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to MBIA or there is commenced against MBIA any such proceeding which remains undismissed for a period of 60 days or MBIA is adjudicated insolvent or bankrupt; or MBIA fails to controvert in a timely manner any such case under the Bankruptcy Code or any such proceeding or any order of relief or other order approving any such case or proceeding or in the appointment of any custodian or the like of or for it or any substantial part of its property or suffers any such appointment to continue undischarged or unstayed for a period of 60 days; or MBIA makes a general assignment for the benefit of creditors; or any action is taken by MBIA for the purpose of effecting any of the foregoing; or a receiver or trustee or other officer or representative of a court or of creditors, or any court, governmental officer or agency, shall under color of legal authority, take and hold possession of any substantial part of the property or assets of MBIA for a period in excess of 60 days; or

                   (g) entry against MBIA of a decree or order of a court or the Department or other agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or rehabilitator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                   (h) consent by MBIA to the appointment of a conservator or receiver or rehabilitator or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to MBIA or of or relating to all or substantially all of its property; or

                   (i) this Agreement, any Note, the Security Agreement or any other material Loan Document shall not be or shall cease to be in full force and effect for any reason; or the Security Agreement shall fail to grant to the Banks the liens and security interests intended to be created thereby;

         or any Person other than the Banks shall have any Lien on any Collateral; or any Pledged Recoveries or Pledged Premiums shall be unavailable to pay the obligations of MBIA hereunder or under any Loan Documents in accordance with the terms hereof or thereof for any reason; or

                   (j) MBIA Inc. shall cease to own at least 90% of each class of issued and outstanding Voting Stock of MBIA, or a Change of Control shall occur with respect to MBIA Inc.; for purposes of this paragraph, a "Change of Control" shall be deemed to occur if any person or group
            -----------------
         (as defined in the Securities Exchange Act of 1934, as amended), after December 31, 1996, acquires ownership of 20% or more of the issued and outstanding capital stock of MBIA Inc.

                   Section 7.2  Remedies. Upon the occurrence of an Event of
                   -----------  --------
Default and while such Event of Default shall be continuing, the Administrative Agent shall, at the request of the Majority Banks in their sole discretion, subject to the limitations of Section 2.7 hereof, take any one or more of the following actions; provided that the Banks shall not in any event have the right
                   --------
to decline to make additional Loans when otherwise required by this Agreement except as otherwise provided in Section 4.2 hereof:

                   (a) by notice to MBIA, declare all amounts payable by MBIA hereunder to be forthwith due and payable, and the same shall thereupon become due and payable without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived; provided
                                                                       --------
         that no notice or declaration of any kind is required upon the occurrence of an MBIA Event of Insolvency;

                   (b) by notice to MBIA, exclude any additional Insured Obligations from the Covered Portfolio;

                   (c) exercise any or all of the rights and remedies of the Administrative Agent or the Banks under any or all of the Loan Documents, subject to the limitations in the Security Agreement with respect to rights and remedies thereunder which are exercisable only upon and after the occurrence of a Special Event of Default; and

                   (d) take whatever other action at law or in equity may appear necessary or desirable to collect the amounts then due and thereafter to become due hereunder or to enforce any other of its rights hereunder.

                  Section 7.3  No Waiver; Remedies Cumulative. No failure by the
                  -----------  ------------------------------
Administrative Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any exercise or partial exercise of any right hereunder or under any Loan Document preclude any other further exercise thereof or the exercise of any other right. Subject to the provisions of Section 2.7, the remedies provided are cumulative and not exclusive of any remedies provided by law.

                   Section 7.4  Right of Setoff; etc. Except as otherwise
                   -----------  --------------------
provided in Section 2.7 hereof, in addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default hereunder, the Administrative Agent and each Bank is hereby authorized at any time and from time to time, without notice to MBIA or to any other person or entity, any such notice being hereby expressly waived by MBIA, to setoff and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Administrative Agent or such Bank to or for the credit or the account of MBIA against and on account of the obligations and liabilities of MBIA to the Administrative Agent or such Bank under this Agreement, irrespective of whether or not (i) the Administrative Agent or such Bank shall have made any demand hereunder, or (ii) the Administrative Agent shall have declared the principal of and interest on the Loans and Notes and any other amounts due hereunder to be due and payable as permitted by Section 7.2 and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                   Section 7.5  Adjustment of Commitment Fee. The Applicable
                   -----------  ----------------------------
Margin for purposes of Section 3.1 hereof (the "Applicable Margin") shall equal
                                                ---------- ------
zero, unless the rating publicly assigned to long-term obligations insured by MBIA based upon its claims paying ability shall be reduced to below Aaa by Moody's (if it is then rating the claims paying ability with the consent of MBIA) or to below AAA by S&P (if it is then rating the claims paying ability with the consent of MBIA), in which case the Applicable Margin shall equal .025% if such ratings are at least Aa in the case of Moody's or AA in the case of S&P, and otherwise shall equal .05%.

                                   ARTICLE 8

                                   THE AGENT
                                   ---------

                  Section 8.1  Appointment. Each Bank hereby irrevocably
                  -----------  -----------
designates and appoints (a) Credit Suisse First Boston, New York Branch, as its agent to act as the Administrative Agent as specified herein and in the other Loan Documents, and (b) Deutsche Bank AG, New York Branch, as its agent to act as the Documentation Agent as specified herein and in the other Loan Documents; and each Bank hereby irrevocably authorizes the Administrative Agent or the Documentation Agent, as the case may be, to take such action on behalf of such Bank under the provisions of this Agreement and the other Loan Documents and to give such consents, approvals or directions and to exercise such other powers and perform such duties as are expressly delegated to the Administrative Agent or the Documentation Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Each of the Administrative Agent and the Documentation Agent agrees to act as such upon the express conditions contained in this Agreement. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Loan Document, neither Agent shall have any duties or responsibilities (except those expressly set forth herein or in the other Loan Documents) or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against either Agent. The provisions of this Article 8 are solely for the benefit of the Agents and the Banks, and MBIA shall have no rights as a third party beneficiary of any of the provisions hereof. In performing functions and duties under this Agreement and the Loan Documents, each Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with MBIA.

                   Section 8.2  Delegation. Each Agent may execute any of its
                   -----------  ----------
duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                   Section 8.3  Agent Not Liable; Reliance.  (a)  Neither of the
                   -----------  --------------------------
Agents nor any of their respective officers, directors, employees, agents or attorneys-in-fact shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except in the case of an Agent for its own gross negligence or willful misconduct) or (ii) responsible in any manner to any Bank for any recitals, statements, representations or warranties made by MBIA or any of its officers contained in this Agreement or any of the Loan Documents, any other document or in any certificate, report, statement or other document referred to or provided for in, or received by either Agent under or in connection with, this Agreement or any other document of for any failure of MBIA or its officers to perform its obligations hereunder or thereunder. Neither Agent shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Loan Documents, or to inspect the properties, books or records of MBIA. Neither Agent shall be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by either Agent to any Bank or by or on behalf of MBIA to either Agent or any Bank, or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Event of Default.

                   (b) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to MBIA), independent accountants and other experts selected by either Agent or MBIA. Each Agent shall be fully justified in failing or refusing to take an action under this Agreement or any other Loan Document, unless it shall first receive such advice or concurrence of the Banks as it deems appropriate and it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Banks.

                   (c) Neither Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default, unless it has received notice from a Bank or MBIA referring to this Agreement, describing such Event of Default or other event and stating that such notice is furnished pursuant to
Section 8.3(c) of this Agreement. In the event that an Agent receives such a notice, it shall give prompt notice thereof to each Bank.

                   (d) Each Bank expressly acknowledges that neither of the Agents nor any of their respective officers, directors, employees, agents or attorneys-in-fact have made any representations or warranties to it and that no act by either Agent hereinafter taken, including any review of the affairs of MBIA, shall be deemed to constitute any representation or warranty by either Agent to any Bank. Each Bank represents to each Agent that it has, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of MBIA and made its own decision to enter into this Agreement and its Assignment and Assumption Agreement. Each Bank also represents that it will, independently and without reliance upon either Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of MBIA. Neither Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of MBIA which may come into the possession of either Agent or any of its respective officers, directors, employees, agents or attorneys-in-fact.

                   (e) Each Bank expressly agrees that the Administrative Agent, as collateral agent, shall enter into the Security Agreement on its behalf, and expressly consents to the terms and conditions thereof.

                   Section 8.4  Indemnity. The Banks agree to indemnify each
                   -----------  ---------
Agent ratably according to their respective Commitments from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses

(including, without limitation, inspection expenses pursuant to Section 6.9 and reasonable fees and expenses of legal counsel and other experts) or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of any Loan or the termination of this Agreement) be imposed on, incurred by or asserted against such Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Loan Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by such Agent under or in connection with any of the foregoing is not paid by MBIA; provided that no Bank shall be liable to an Agent for the payment of any
      -------- ----
portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Agent's gross negligence or willful misconduct. If any indemnity furnished to an Agent for any purpose shall, in its opinion, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this paragraph shall survive the repayment of the Loans and the termination of this Agreement.

                   Section 8.5  Liability of Agent. In no event shall either
                   -----------  ------------------
Agent have any liabilities or responsibilities to MBIA on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of MBIA to perform its obligations hereunder or under any other Loan Document.

                   Section 8.6  Agent May Act. Each Agent may make loans to,
                   -----------  -------------
accept deposits from and generally engage in any kind of business with MBIA, all as though it were not an Agent hereunder. The terms "Banks" and "Majority Banks" and any similar terms shall include each Agent in its individual corporate capacity as a Bank or one of the Majority Banks.

                   Section 8.7  Successor. The Administrative Agent and the
                   -----------  ---------
Documentation Agent each may resign as such at any time upon at least 30 days' prior notice to MBIA and all Banks, such resignation not to be effective until a successor Administrative Agent or Documentation Agent, as the case may be, is in place. If the Administrative Agent or the Documentation Agent at any time shall resign, the Majority Banks may appoint another Bank reasonably acceptable to MBIA as a successor Administrative Agent or the Documentation Agent, as the case may be, which shall thereupon become the Administrative Agent or the Documentation Agent hereunder. If no such successor shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring agent has given notice of resignation, then the retiring agent may, on behalf of the Banks, appoint a successor Administrative Agent or the Documentation Agent, as the case may be, which shall be one of the Banks. Notwithstanding the resignation of an Agent hereunder, the provisions of Sections 8.2 through 8.5 shall continue to inure to the benefit such Agent in respect of any action taken or omitted to be taken by it in its capacity as such while it was an Agent under this Agreement or any Loan Document.

                   Section 8.8  Determination by the Agent Conclusive and
                   -----------  -----------------------------------------
Binding. Any determination required or expressly permitted to be made by the
-------
Administrative Agent or the Documentation Agent under this Agreement shall be made by the Administrative Agent or the Documentation Agent, as the case may be, in good faith and, when made, shall be conclusive and binding on all parties.


                                   ARTICLE 9

                    NATURE OF OBLIGATIONS; INDEMNIFICATION
                    --------------------------------------

                   Section 9.1  Nature of Obligations; Survival. The obligations
                   -----------  -------------------------------
of MBIA under this Agreement and the Notes and the other Loan Documents (other than payment of principal of and interest on the Loans or under any Note, which are limited recourse obligations subject to the provisions of Section 2.7) shall be absolute, unconditional and irrevocable, shall be full recourse and general obligations of MBIA and shall be satisfied strictly in accordance with the terms of this Agreement, under all circumstances whatsoever. All covenants, agreements, representations and warranties made herein or in any Note or any Loan Document or in any certificate, document or instrument delivered pursuant hereto or thereto shall survive the Effective Date and the Restatement Effective Date, the making of each Loan and the occurrence of the Expiration Date and shall continue in full force and effect so long as principal of or interest on any Loan or any Note remains outstanding or unpaid, any other amount payable by MBIA under this Agreement, any Note or any other Loan Document remains unpaid or any other obligation of MBIA to perform any other act hereunder or under any Note or any other Loan Document remains unsatisfied or any Bank has any obligation to make a Loan or any other advance of moneys to MBIA hereunder.

                   Section 9.2  Indemnification. Notwithstanding the provisions
                   -----------  ---------------
of Section 2.7 hereof, MBIA hereby further indemnifies and holds harmless each Agent, each Bank and each Participant from and against any and all claims, damages, losses, liabilities, reason-able costs and expenses whatsoever (including attorneys' fees) which such Agent, such Bank or such Participant may incur (or which may be claimed against such Agent, such Bank or such Participant by any person or entity whatsoever), including without limitation the failure of MBIA to make payments of principal of and interest on the Loans and the Notes, by reason of or in connection with
(a) the failure by MBIA to deposit any amounts in the Escrow Account which are required to be deposited therein as provided in the Security Agreement or (b) the unavailability to any Bank or to any Participant for any reason of any Pledged Recoveries or Pledged Premiums by reason of (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to MBIA, or (ii) MBIA's rescission or repudiation of any term hereof or of any Loan Document or any Loan.


                                  ARTICLE 10

                                 MISCELLANEOUS
                                 -------------

                   Section 10.1  Costs, Expenses and Taxes. Upon the receipt of
                   ------------  -------------------------
reasonable documentation evidencing such expenses, MBIA agrees to pay or cause to be paid (a) to the Administrative Agent all reasonable out-of-pocket expenses, including but not limited to fees and expenses of counsel for the Administrative Agent (including New York and foreign counsel) incurred by the Administrative Agent from time to time (i) arising in connection with the preparation, execution, duplication, delivery and performance of this Agreement, any Loan Documents and any documents, instruments or transactions pursuant to or in connection herewith and (ii) relating to any requested amendments, waivers or consents to this Agreement, any Loan Documents or any such documents or instruments, (b) to each Bank, the legal fees and expenses (up to a maximum of $2,500 per opinion) incurred by such Bank in obtaining opinions of counsel required by Moody's or S&P or requested by MBIA relating to this Agreement or any amendment or other modification hereof, and (c) to the Administrative Agent and each Bank, fees and expenses of counsel for the Administrative Agent or such Bank incurred by the Administrative Agent or such Bank in connection with the enforcement or preservation by any of them of rights under this Agreement or any such documents or instruments, including but not limited to such expenses as may be incurred by the Administrative Agent or such Bank in enforcing this Agreement or any of such other documents or instruments after an Event of Default shall have occurred. MBIA agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Administrative Agent or such Bank to be payable in connection with this Agreement, the Notes or any other documents, instruments or transactions pursuant to or in connection herewith, and MBIA agrees to save each Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions. The provisions of this Section 10.1 shall survive the termination of this Agreement.

                   Section 10.2  Jurisdiction. Each party hereto hereby agrees
                   ------------  ------------
that any legal action or proceeding against the others with respect to this Agreement, any of the Loan Documents or any of the agreements, documents or instruments delivered in connection herewith or therewith may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York as the applicable party may elect,' and, by execution and delivery hereof, MBIA, for itself and in respect to its property, generally and unconditionally accepts and consents to the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Administrative Agent in writing, with respect to any action or proceeding brought by it against either Agent or any Bank and any questions relating to usury. Each party agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to this Agreement and the Loan Documents and waives any right to stay or to dismiss any action or proceeding brought against it before said courts on the basis of forum non conveniens. Except as specifically set forth herein, nothing herein shall limit the right of either party to bring proceedings against the other in any other court or tribunal otherwise having jurisdiction.

                   Section 10.3  Severability. Any provision of this Agreement
                   ------------  ------------
which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

                   Section 10.4  Governing Law. THIS AGREEMENT SHALL BE GOVERNED
                   ------------  -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                   Section 10.5  Waiver of Jury Trial. EXCEPT TO THE EXTENT
                   ------------  --------------------
PROHIBITED BY LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH

THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND IN CONNECTION WITH SUCH ACTION OR PROCEEDING, WHETHER ARISING UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND INCLUDING, WITHOUT LIMITATION, ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS PARAGRAPH OR THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS.

                   Section 10.6  Headings. Section headings in this Agreement
                   ------------  --------
are included herein for convenience or reference only and shall not constitute a part of this Agreement for any other purpose.

                   Section 10.7  Notices and Addresses for Notice. All notices
                   ------------  --------------------------------
and other communications provided for hereunder shall be in writing and, (a) if to MBIA, mailed or delivered to it, addressed to it at 113 King Street, Armonk, New York 10504, Attention: Julliette S. Tehrani, Senior Vice President and Chief Financial Officer; (b) if to the Administrative Agent, mailed or delivered to it, addressed to it at Eleven Madison Avenue, New York, New York 10010-3629,
Attention: Public Finance Department; (c) if to the Documentation Agent, mailed or delivered to it, addressed to it at 31 West 52nd Street, New York, New York 10019, Attention: Clinton M. Johnson; and (d) if to a Bank, mailed or delivered to it at its address as shown on Schedule 1 hereto; or as to any party as such party may direct in a written notice to all other parties. All such notices and other communications shall, when mailed, be effective three days after the date of deposit in the mails, addressed as aforesaid. In lieu of notice by mail or delivery, written notice may be given over telecopier at the appropriate numbers set forth below, such notice over telecopier to be effective when transmitted.

                   If to the Admin-
                     istrative Agent:  Telecopier No.: 212-325-8388

                   If to the Documen-
                     tation Agent:     Telecopier No.: 212-474-8013

                   If to MBIA:         Telecopier No.: 914-765-3163

                   If to a Bank:       To it at its telecopier number as set
                                       forth on Schedule 1 hereto.

                   Section 10.8  Successors and Assigns; Assignment and
                   ------------  --------------------------------------
Assumption; Participations; Additional Banks. (a) This Agreement is a continuing
--------------------------------------------
obligation and binds, and the benefits hereof shall inure to, MBIA, the Administrative Agent, the Documentation Agent and the Banks and their respective successors and assigns; provided
                        --------
that, except as specifically provided herein, MBIA may not transfer or assign
----
any or all of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Majority Banks.

                   (b) Each Bank may, at any time, sell, assign, and transfer to another commercial bank or other financial institution approved in advance by the Administrative Agent and MBIA ("Assignee") all or a portion of its rights
                                    --------
and obligations as Bank in this Agreement, its Note, the other Loan Documents or any Loan. Any such sale or assignment of a portion of a Bank's interest in such Bank's Loan shall be in respect of integral multiples of $1,000,000 in principal amount (or such other amount to which the Administrative Agent and MBIA may consent in writing). MBIA shall have no obligation to have any communication or relationship with any Assignee in order to enforce the obligations of any other Bank hereunder; provided, however, that no Bank shall be deemed to have retained
                --------  -------
or assumed any obligations of an Assignee hereunder. Each assignment pursuant to this Section shall be effected by the Administrative Agent, the assignor Bank and its Assignee executing an Assignment and Assumption Agreement substantially in the form of Exhibit F hereto (appropriately completed) and the rights and duties of such Bank and the Assignee each to the other shall be as defined therein. The parties hereto agree to execute such documents as may be necessary to effectuate any such assignment, including without limitation, in the case of MBIA, to exchange the Note or Notes held by the assignor Bank for a new Note or Notes payable to such Bank (if it has retained any Commitment) and a new Note or Notes payable to the Assignee in the respective amounts which reflect the assignment being made under this Section 10.8(b). Promptly following any assignment pursuant to this Section 10.8(b), the Administrative Agent shall notify the Banks thereof.

                   (c) Each Bank shall be entitled at any time to sell, assign, transfer or otherwise grant participations in the whole or any part of such Bank's rights and/or obligations under this Agreement, its Assignment and Assumption Agreement (if applicable), the Loan Documents or any Loan to any Person. No such participation pursuant to this Section 10.8(c) shall relieve a Bank from its obligations hereunder. Any such participant is referred to in this Agreement as a "Participant", which term shall not include any sub-participant,
                -----------
assignee, purchaser or transferee of any such direct participant. Except as specifically set forth below, no such Participant shall have any rights under this Agreement (the Participant's rights against any Bank in respect of such participation or other arrangement or transfer to be those set forth in the agreement or agreements executed by such Bank in favor of such Participant). MBIA agrees that the provisions of Sections

3.4, 3.5, 3.6(b), 3.6(c), 3.6(d) and 9.2 shall run to the benefit of each Participant and its participations or interests herein, and each Bank may enforce such provisions in behalf of any of its Participants. Each Bank shall use its best efforts to give the Administrative Agent and MBIA at least 30 days prior written notice of any participation, assignment, sale or other transfer under this Section. Each Bank agrees that without the consent of the Administrative Agent and MBIA, it will not enter into or grant any such participation to a Participant which has not (i) delivered to the Administrative Agent and MBIA the forms and documents applicable to it contemplated by
Section 3.6(c) and (ii) agreed to be bound by and subject to the provisions set forth in the second sentence of Section 3.6(d). In entering into any participation agreement with a Participant, each Bank shall use reasonable efforts to provide that, if such Participant demands such materially excess compensation as described in Section 3.4(d), such agreement may be terminated by such Bank without the payment of any compensation or penalties. Upon a participation, assignment, sale or transfer in accordance with the foregoing, MBIA shall execute such documents and do such acts as such Bank may reasonably request to effect such transaction.

                   (d) From time to time with the prior consent of the Administrative Agent and so long as no Loans have been made hereunder, MBIA shall have the right to increase the Maximum Commitment by (i) increasing the amount of the Commitment of any Bank with the prior consent of such Bank, or
(ii) adding as a Bank hereunder one or more commercial banks or other financial institutions (each, a "New Bank"). No such increase in the Maximum Commitment shall be effective until (A) in the case of an increased Commitment of a Bank, MBIA shall have exchanged the Note held by such Bank for a new Note payable to such Bank in the amount of the increased Commitment, and such Bank shall have entered into an amendment to Schedule 1 to this Agreement modifying the amount of such Bank's Commitment, or (B) in the case of the addition of a New Bank, MBIA shall have executed and delivered to the New Bank a Note payable to such Bank in the amount of its Commitment, and the New Bank shall have executed and delivered to MBIA and the Administrative Agent a joinder agreement by which it agrees to be bound hereunder and the Loan Documents as a Bank and, without limiting the generality of the foregoing, confirms to the Agents and other Banks the acknowledgments and representations as to the New Bank contained in
Section 8.3(d) hereof as of the date of such joinder agreement and amends
Schedule 1 to this Agreement to add the appropriate information with respect to the New Bank and its Commitment.

                   (e) Each Bank shall endeavor to notify the Administrative Agent and MBIA within 60 days after the Restatement Effective Date and, with respect to each new Participant or New Bank, within 60 days after such Person becomes a Participant or a Bank, of each Insured Obligation identified in the most recent certificate delivered by MBIA to the Banks pursuant to
Section 6.10(c) (i) hereof which such Bank or such Participant, as the case may be, is obligated to purchase under the terms of a line of credit, standby bond purchase agreement, letter of credit, liquidity agreement or similar agreement or arrangement.

                   Section 10.9 Lending Office. Any Bank or any Participant may make, transfer and carry any Loan at, to or for the account of any branch office, subsidiary or affiliate (its "Lending Office"); provided that no such Bank or Participant shall be entitled to receive any greater amount pursuant to
Section 3.4 or 3.6(b) as a result of any voluntary action taken by such Bank or such Participant (other than for the purpose of complying with applicable law) pursuant to this Section than such Bank or such Participant would have been entitled to receive absent such action except as a result of circumstances arising after the date of such action.

                   Section 10.10 Counterparts. This Agreement may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Agreement.

                   Section 10.11 Records. The unpaid principal amount of all outstanding Loans, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount and the duration of such applicability, and the accrued and unpaid fees and other amounts due hereunder shall at all times be ascertained from the records of the Banks. Such records and the Administrative Agent's records with respect to any loan account maintained pursuant to Section 2.3(b) shall be presumed to be correct unless the contrary shall be shown.

                   Section 10.12 Amendments and Waivers. Subject to the next succeeding sentence, any term, covenant, agreement or condition of this Agreement and the other Loan Documents may be amended with the consent of MBIA, the Administrative Agent and the Majority Banks or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Administrative Agent and the Majority Banks, and in any such event the failure to observe, perform or discharge any such covenant, condition or obligation (whether such amendment is executed or such consent or waiver is given before or after such failure) shall not be construed as a breach of such covenant, condition or obligation or an Event of Default. Notwithstanding the preceding sentence,
(a) MBIA, the Administrative Agent and certain Banks may enter into amendments pursuant to Section 10.8(d) hereof without the consent of any other Bank,
(b) without the prior written consent of each Bank adversely affected thereby, no amendment to or waiver under this Agreement or any Loan Document shall
(i) increase the Commitment of any Bank, (ii) alter the time for the payment of the principal of or interest on the Loans, the amount of principal thereof, the rate of interest thereon, or the requirement pursuant to Section 2.9 of the pro rata application of amounts received by the Administrative Agent, (iii) permit any subordination of the principal of or interest on any Loan, (iv) alter the amount of any fee to be paid to any Bank, (v) change the percentage of the Banks required to constitute the Majority Banks, (vi) amend or waive the provisions of Sections 2.7, 2.8, 2.10, 3.4, 3.5, 3.6(b), 3.6(g), 4.2, 6.8, 9.2, 10.8 or 10.12
of, or the definition of "Loan Commencement Event" set forth in Exhibit A to, this Agreement, (vii) amend or waive Section 7.1 of this Agreement applicable to an Event of Default relating to the timing or amount of any payment due under this Agreement, (viii) amend or waive Section 2 of, or the definitions of "Collateral" or "Secured Obligations" contained in, the Security Agreement, or
(ix) waive, release or reduce any Collateral; and (c) without the prior consent of the Administrative Agent, if it is adversely affected thereby, and the Documentation Agent, if it is adversely affected thereby, no such amendment or waiver shall alter the rights of the Administrative Agent or the Documentation Agent. Subsequent holders of the Notes shall be bound by any waiver hereunder or amendment hereof, whether or not any such subsequent holder had notice of such waiver or amendment and whether or not such waiver or amendment is reflected in any or all of the Notes.

                   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       MBIA INSURANCE CORPORATION



                                       By /s/ Julliette S. Tehrani
                                         ------------------------------
                                         Name:  Julliette S. Tehrani
                                         Title: EVP/CFO and Treasurer

                                                CREDIT SUISSE FIRST BOSTON,
                                                New York Branch, as
                                                Administrative Agent
                                                and as a Bank

                                                By  /s/ Bruce R. Brown
                                                  ------------------------------
                                                  Name:  Bruce R. Brown
                                                  Title: Director


                                                By /s/ Andrea Shkane
                                                  ------------------------------
                                                  Name:  Andrea Shkane
                                                  Title: Vice President

                                      DEUTSCHE BANK AG, New York
                                      Branch, as Documentation
                                      Agent and as a Bank



                                      By /s/ John S. McGill
                                        ---------------------------------
                                        Name:   John S. McGill
                                        Title:  Vice President


                                      By /s/ Louis Caltavuturo
                                        ---------------------------------
                                        Name:   Louis Caltavuturo
                                        Title:  Vice President

                                      CAISSE DES DEPOTS ET
                                      CONSIGNATIONS, as a Bank



                                      By /s/ Luc De Clapiers
                                        ---------------------------------
                                        Name:   Luc De Clapiers
                                        Title:  President and CEO


                                      By [SIGNATURE APPEARS HERE]
                                        ---------------------------------
                                        Name:
                                        Title:

                                      COOPERATIEVE CENTRALE
                                      RAIFFEISEN-BOERENLEENBANK B.A.
                                      (RABOBANK NEDERLAND), New York
                                      Branch, as a Bank



                                      By /s/ Dana W. Hemenway
                                        ---------------------------------
                                        Name:   Dana W. Hemenway
                                        Title:  Vice President


                                      By /s/ Michei de Konkoly Thege
                                        ---------------------------------
                                        Name:   Michei de Konkoly Thege
                                        Title:  Deputy General Manager

                                      UNION BANK OF SWITZERLAND, New
                                      York Branch, as a Bank



                                      By /s/ Allyson Samson
                                        ---------------------------------
                                        Name:   Allyson Dale Samson
                                        Title:  Managing Director


                                      By /s/ Ellen Cahill
                                        ---------------------------------
                                        Name:   Ellen Cahill
                                        Title:  Assistant Treasurer

                                      BAYERISCHE LANDESBANK
                                      GIROZENTRALE, New York Branch,
                                      as a Bank



                                      By /s/ Peter Obermann
                                        ---------------------------------
                                        Name:   Peter Obermann
                                        Title:  Senior Vice President


                                      By /s/ S. Allison
                                        ---------------------------------
                                        Name:   Scott Allison
                                        Title:  First Vice President

                                      LANDESBANK HESSEN-THURINGEN
                                      GIRONZENTRALE, New York Branch,
                                      as a Bank



                                      By /s/ Lisa S. Pent
                                        ---------------------------------
                                        Name:   Lisa S. Pent
                                        Title:  Senior Vice President
                                                Manager


                                      By /s/ Richard E. Skiera
                                        ---------------------------------
                                        Name:   Richard E. Skiera
                                        Title:  Vice President

                                      WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, New York Branch,
                                      as a Bank



                                      By /s/ Lillian Tung Lum
                                        ---------------------------------
                                        Name:   Lillian Tung Lum
                                        Title:  Vice President


                                      By /s/ David J. Sellers
                                        ---------------------------------
                                        Name:   David J. Sellers
                                        Title:  Vice President

                                        LLOYDS BANK PLC, New York
                                        Branch, as a Bank


                                        By /s/ Peter Kernick
                                          ---------------------------------
                                          Name:       PETER KERNICK
                                          Title: DIRECTOR, STRUCTURED FINANCE
                                                          KO60


                                        By /s/ Amy Vespasiano
                                          ---------------------------------
                                        Name:      AMY VESPASIONO
                                        Title:     VICE PRESIDENT
                                                 STRUCTURED FINANCE
                                                      VO24

                                        THE CHASE MANHATTAN BANK, as a
                                        Bank


                                        By /s/ Heather A. Lindstrom
                                          ----------------------------
                                          Name:  Heather A. Lindstrom
                                          Title:    Vice President

                                        BANCO SANTANDER, S.A., New York
                                        Branch, as a Bank


                                        By: /s/ Robert E. Schlegel
                                           -----------------------------
                                           Name:  ROBERT E. SCHLEGEL
                                           Title: VICE PRESIDENT
                                                  MANAGER-CORPORATE BANKING
                                                  BANCO SANTANDER

                                        By: [SIGNATURE APPEARS HERE]
                                           -----------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE GIROZENTRALE DEUTSCHE
                                        KOMMUNALBANK, as a Bank


                                        By /s/ Dr. N. Hasslinger
                                          -----------------------------
                                          Name:  Dr. N. Hasslinger
                                          Title: Senior Vice President


                                        By /s/ B. Bohlinger
                                          -----------------------------
                                          Name:  B. Bohlinger
                                          Title: Assistant Manager

                                        FLEET NATIONAL BANK, as a Bank


                                        By  /s/ Julian B. Dalton
                                          ------------------------------
                                          Name:  Julian B. Dalton
                                          Title: Vice President

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, New York Branch, as a
                                        Bank

                                        By /s/ Masahiro Ito
                                          -----------------------------
                                          Name:   Masahiro Ito
                                          Title:  Senior Vice President

                                        KREDIETBANK, N.V., Grand
                                        Cayman Branch, as a Bank


                                        By /s/ Armen Karozichian
                                          ----------------------------
                                          Name:  ARMEN KAROZICHIAN
                                          Title: VICE PRESIDENT


                                        By /s/  Robert Shauffer
                                          ----------------------------
                                          Name:  Robert Shauffer
                                          Title: Vice President

                                        NORDDEUTSCHE LANDESBANK
                                        GIROZENTRALE, New York Branch,
                                        as a Bank

                                        By /s/ Stephanie Finnen
                                          --------------------------------
                                          Name:  Stephanie Finnen
                                          Title: Vice President

                                        By /s/ Stephen K. Hunter
                                          --------------------------------
                                          Name:  Stephen K. Hunter
                                          Title: Senior Vice President

                                        CREDIT LOCAL DE FRANCE, New
                                        York Agency, as a Bank

                                        By /s/ John S. Williams
                                          --------------------------
                                          Name:  John S. Williams
                                          Title: Vice President

                                        By
                                          --------------------------
                                          Name:
                                          Title:

                                        THE DAI-ICHI KANGYO BANK,
                                        LIMITED, New York Branch, as a
                                        Bank

                                        By /s/ John A. Sarno
                                          ---------------------------------
                                        Name: John A. Sarno
                                        Title: Vice President & Group Leader
                                               Public Finance Group

                                        NBD BANK, as a Bank


                                        By /s/ Samuel W. Bridges
                                          ----------------------------
                                          Name: Samuel W. Bridges
                                          Title: First Vice President

                                         THE SUMITOMO BANK, LIMITED,
                                         New York Branch, as a Bank


                                         By /s/ Kazuyoshi Ogawa
                                           ------------------------------
                                           Name: Kazuyoshi Ogawa
                                           Title: Joint General Manager

                                                                       EXHIBIT A
                                                             TO CREDIT AGREEMENT

                               CERTAIN DEFINITIONS


                  As used in the Agreement to which this Exhibit A is annexed, the following terms (which terms shall include in the singular, the plural and vice versa) shall have the meanings herein specified or as specified in the Section of such Agreement herein referenced:

                  "Administrative Agent" -- Recitals.
                   --------------------

                  "Affected Bank" shall mean (i) a Fronting Bank which ceases to
                   -------------
have the Required Ratings or (ii) any Bank which has made a demand pursuant to
Section 3.4 of this Agreement, which demand has not been withdrawn, for additional compensation or any Participant (other than a Bank purchasing a participation pursuant to Section 2.10 hereof) which has made a demand pursuant to Section 3.4 for additional compensation and has not withdrawn such demand or been replaced as a Participant by such Bank within 180 days following MBIA's request for replacement, if such additional compensation demanded by such Bank and such Participants of such Bank, on an aggregate and cumulative basis, in respect of the unused portion of such Bank's Commitment, exceeds the rate of additional compensation demanded by any other Bank, taken together with its Participants, in respect of the unused portion of such Bank's Commitment, by one basis point (.01%) per annum or more.

                   "Agents" -- Recitals.
                    ------

                   "Agent Fee Letter" -- Section 3.1(c).
                    ----------------

                   "Agreement" shall mean this Credit Agreement, as it may from
                    ---------
time to time be amended, supplemented or otherwise modified.

                   "Applicable Margin" -- Section 7.5.
                    -----------------

                   "Assignment and Assumption Agreement" - Section 10.8.
                    -----------------------------------

                   "Available Commitment" as of any day shall mean (a) the
                    --------------------
Maximum Commitment (giving effect to any reduction thereof effective on such day), minus (b) the aggregate principal amount of Loans made by the Banks hereunder determined without regard to any repayment or prepayment thereof.



           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                  "Average Annual Debt Service" as of a specified date with
                   ---------------------------
respect to an Insured Obligation, shall mean the applicable Retained Percentage times the sum of (i) the aggregate outstanding principal amount of such Insured Obligation, and (ii) the aggregate amount of interest thereafter required to be paid on such Insured Obligation (giving effect to all mandatory sinking fund payments or other regularly scheduled required redemptions, prepayments or other retirement of principal), divided by the number of whole and fractional years from the date of determination to the latest maturity date of such Insured Obligation, and with respect to the Covered Portfolio as of such date as specified, shall mean the sum of the Average Annual Debt Service as of such date of all Insured Obligations contained in the Covered Portfolio. In the event that an Insured Obligation bears interest at a variable rate, the interest thereon for purposes of the determination of Average Annual Debt Service shall be calculated at the rate employed by MBIA to compute average annual debt service with respect to such Insured Obligation in accordance with its customary business practices.

                   "Bank Fee Letter" - Section 3.1(a).
                    --------------

                   "Banks" shall mean the Banks listed on Schedule 1 hereto and
                    -----
any assignees of such Banks or New Banks which hereafter become parties hereto pursuant to and in accordance with Section 10.8(b) or 10.8(d) hereof; and "Bank"
                                                                           ----
shall mean any one of the foregoing Banks.

                   "Bankruptcy Code" - Section 7.1(f).
                    ---------------

                   "Base Margin" shall mean one and one-half percent (1-1/2%).
                    -----------

                   "Base Rate" shall mean, for any day, the higher of (i) the
                    ---------
base commercial lending rate announced from time to time by Credit Suisse First Boston (New York Branch) in effect on such date, or (ii) the rate quoted by Credit Suisse First Boston (New York Branch) at. approximately 11:00 a.m., New York City Time, on such date to dealers in the New York Federal funds market for the overnight offering of Dollars by Credit Suisse First Boston (New York Branch) for deposit, plus one quarter of one percent (1/4%).

                   "Business Day" shall mean any day excluding (i) Saturday and
                    ------------
Sunday and (ii) any day on which banks in New York City are authorized by law or other governmental action to close.

           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                  "Code" shall mean the Internal Revenue Code of 1986, as
                   ----
amended.

                  "Collateral" shall have the meaning assigned to that term in
                   ----------
the Security Agreement.

                  "Commitment" shall mean with respect to any Bank, the amount
                   ----------
set forth opposite its name in Schedule 1 hereto under the heading "Commitment."

                  "Commitment Period" shall mean initially the period commencing
                   -----------------
on the Restatement Effective Date and ending on September 30, 2004 or, if such day is not a Business Day, on the next preceding Business Day) and, from and after the date of any extension of the Expiration Date pursuant to Section 3.3, shall mean the period commencing on the first day of October which immediately follows the 30th day of September which is seven years prior to the Expiration Date, and ending on the Expiration Date (or, if such day is not a Business Day, on the next preceding Business Day).

                  "Controlled Group" shall mean all members of a controlled
                   ----------------
group of corporations and all trades and businesses, whether or not incorporated) under common control which, together with MBIA, are treated as a single employer under Section 414(b) or 414(c) of the Code.

                  "Covered Portfolio" shall mean and include each Insured
                   -----------------
Obligation outstanding on the Effective Date and each Insured Obligation issued thereafter and prior to the date of the first Loan (or such later date to which the Agent and the Majority Banks may consent in writing), other than (a) Insured Obligations listed on Exhibit E hereto, (b) additional Insured Obligations which MBIA hereafter elects in writing to exclude from the Covered Portfolio with the prior written consent of the Agent and the Majority Banks (which writing and consent shall be deemed to constitute an amendment supplementing Exhibit E hereto and shall not be unreasonably withheld); provided that no additional
                                                --------
Insured Obligations shall become part of the Covered Portfolio from and after the date on which any Bank has given a notice to MBIA pursuant to Section 7.2(b) hereof as a result of the occurrence of an Event of Default; and (c) any Insured Obligation which any Bank or any Participant is obligated to purchase under the terms of a line of credit, standby bond purchase agreement, letter of credit, liquidity agreement or similar agreement or arrangement; provided, further, that
                                                         --------  -------
at no time shall the Covered

           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

Portfolio contain industrial development bonds having an aggregate Average Annual Debt Service exceeding one percent (1%) of the Average Annual Debt Service on the entire Covered Portfolio.

                  "Cumulative Losses" for a specified period shall mean the
                   -----------------
aggregate Losses of MBIA determined cumulatively during such period determined without regard to Pledged Recoveries.

                  "Debt" shall mean and include all obligations for borrowed
                   ----
money, obligations (other than accounts payable and other similar items arising in the normal course of business) for the deferred payment of the purchase price of property and lease obligations which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of the balance sheet of the respective company as at the date as of which Debt is to be determined, or any guarantee of any such obligation.

                  "Default" shall mean any condition, event or act which with
                   -------
notice or lapse of time, or both, would become an Event of Default.

                  "Defaulted Amount" - Section 2.11(c).
                   ----------------

                  "Defaulting Bank" - Section 2.11(c).
                   ---------------

                  "Department" shall mean the Insurance Department of the State
                   ----------
of New York.

                  "Documentation Agent" - Recitals.
                   -------------------

                  "Dollars", "U.S.$", "$" and "U.S. dollar" shall mean the
                   -------    -----    -       -----------
lawful currency of the United States of America.

                  "Effective Date" shall mean December 29, 1989, the "Effective
                   --------------
Date" under the Original Credit Agreement.

                  "ERISA" shall mean the Employee Retirement Income Security
                   -----
Act of 1974, as amended.

                  "Escrow Account" shall mean the Escrow Account established
                   --------------
under the Security Agreement.

                  "Event of Default" - Section 7.1.
                   ----------------

           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                  "Expiration Date" shall mean the date on which the right to
                   ---------------
obtain Loans terminates, initially September 30, 2004, as such date may be extended pursuant to Section 3.3.

                  "Fronting Bank" shall mean, with respect to a Bank, another
                   -------------
Bank which is designated as a "Fronting Bank" for such Bank, as set forth in a Fronting Bank Supplement.

                  "Fronting Bank Commitment" shall mean, with respect to a
                   ------------------------
Fronting Bank and another Bank for which it acts as Fronting Bank, the commitment of such Fronting Bank to provide Loans in respect of the Commitment of such other Bank, as set forth in such Fronting Bank's Fronting Bank Supplement.

                  "Fronting Bank Loan" shall mean a Loan made by a Fronting Bank
                   ------------------
pursuant to Section 2.11, unless otherwise provided in such Section.

                  "Fronting Bank Note" shall mean the Note issued to any Bank
                   ------------------
pursuant to Section 2.11 evidencing Loans made by such Bank in its capacity as a Fronting Bank, and any Notes issued by MBIA and accepted by such Bank or a transferee in exchange, substitution or replacement therefor, as each may be amended from time to time.

                  "Fronting Bank Percentage" shall mean, with respect to a
                   ------------------------
Fronting Bank and the Commitment of another Bank for which it acts as Fronting Bank, its applicable Fronting Bank Commitment expressed as a percentage of the Commitment of such other Bank.

                  "Fronting Bank Supplement" shall mean each supplement to this
                   ------------------------
Agreement among a Fronting Bank, MBIA and the Administrative Agent, substantially in the form of Exhibit G hereto, which is in effect from time to time, as such supplement may have been amended or otherwise modified at such time.

                  "Incremental Reserve" shall mean, on any date with respect to
                   -------------------
an Insured Obligation, an amount equal to the increase, if any, on such date in a Reserve with respect to such Insured Obligation.

                  "Initial Fronting Bank Notes" - Section 4.1(b) (iii).
                   ---------------------------

                  "Installment Premiums" shall mean any and all premiums which
                   --------------------
are required to be paid or claimed to be required to be paid to or for the account of MBIA in respect of Insured

           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

Obligations in the Covered Portfolio on a periodic basis rather than by payment in full on the date of the effectiveness of the relevant Insurance Contract.

                  "Insurance Contracts" - Section 5.11.
                   -------------------

                  "Insured Obligation" shall mean (a) municipal obligation
                   ------------------
bonds, special revenue bonds and industrial development bonds hereof issued by the United States of America, a state thereof or the District of Columbia, a municipality or governmental unit or other political subdivision of the foregoing or any public agency or instrumentality thereof, and (b) other obligations which the Majority Banks have approved in writing, in each case to the extent that the payment of principal thereof, together with interest thereon, is insured, reinsured or otherwise guaranteed by MBIA under an Insurance Contract in compliance with the applicable provisions of the New York Insurance Law.

                  "Lending Office" - Section 10.9.
                   --------------

                  "Lien" shall mean any mortgage, pledge, security interest,
                   ----
encumbrance, lien or other charge of any kind (including any lease in the nature thereof, and any conditional sale or other title retention agreement), and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "Loan" or "Loans" shall mean the loans extended to MBIA by the
                   ----      -----
Banks pursuant to Section 2.1.

                  "Loan Commencement Event" shall mean the time at which
                   -----------------------
Cumulative Losses for the current Commitment Period first exceed the aggregate Pledged Recoveries received by MBIA during the current Commitment Period by an amount equal to the greater of (a) Eight Hundred Twenty Five Million Dollars ($825,000,000) and (b) four percent (4%) of Average Annual Debt Service on the Covered Portfolio.

                  "Loan Documents" shall mean this Agreement, the Notes, the
                   --------------
Security Agreement, the Bank Fee Letter, the Agent Fee Letter, the Restatement Agreement and each such other agreement or instrument evidencing, securing or pertaining to this Agreement, the Notes, the Security Agreement or any Loan, as shall, from time to time, be executed by MBIA and delivered to

           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
the Administrative Agent or any Bank, as such documents may be amended from time to time.

                  "Loss" shall mean, on any date, (a) the applicable Retained
                   ----
Percentage times the amount required to be paid on such date by MBIA on claims under an Insurance Contract with respect to an Insured Obligation in the Covered Portfolio by reason of the failure by the issuer thereof or other obligor with respect thereto to pay insured amounts on such Insured Obligation when due, except to the extent the payment results in a Released Reserve, and (b) Incremental Reserves established on such date relating to Insured Obligations in the Covered Portfolio; provided that, without limiting the generality of the
                       --------
foregoing, the term "Loss" shall not include any damages, penalties or similar amounts required to be paid by MBIA in respect of an Insurance Contract by reason of its breach of its obligations thereunder or the cancellation or termination thereof other than in accordance with its terms or any reserves related thereto.

                  "Majority Banks" shall mean, at any time, Banks to which
                   --------------
greater than 66-2/3% or more of the Loans in the aggregate are owing, or, if no Loans are outstanding, Banks having given greater than 66-2/3% in the aggregate of the Commitments.

                  "Maximum Commitment" shall mean the aggregate of the
                   ------------------
Commitments of all Banks, initially an amount equal to Eight Hundred Twenty Five Million Dollars ($825,000,000), as such amount may be reduced as provided in
Section 3.2 or 3.3 or increased pursuant to Section 10.18(d).

                  "MBIA Event of Insolvency" shall mean an Event of Default
                   ------------------------
described in any of paragraphs (f), (g) or (h) of Section 7.1.

                  "MBIA Inc." shall mean MBIA, Inc., a Connecticut corporation,
                   ---------
the holder of all of the issued and outstanding capital stock of MBIA on the date of this Agreement.

                  "Moody's" shall mean Moody's Investors Service, Inc. and its
                   -------
successors.

                  "Multiemployer Plan" shall mean a Plan that is a multi-
                   ------------------
employer plan as defined in Section 4001(a)(3) of ERISA.

                  "New Bank" - Section 10.8(d).
                   --------

           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                  "Nonextending Bank" -- Section 3.3.
                   -----------------

                  "Nonfunding Notice" -- Section 2.11(c).
                   -----------------

                  "Note" shall mean the limited recourse promissory note of MBIA
                   ----
issued to any Bank pursuant to Section 2.3 evidencing such Bank's Loan (including a Fronting Bank Note), and any notes issued by MBIA and accepted by such Bank or a transferee in exchange, substitution or replacement therefor, as each may be amended from time to time, and "Notes" shall mean all such Notes
                                            -----
collectively.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or
                   ----
any entity succeeding to any or all of its functions under ERISA.

                  "Participant" -- Section 10.8(c).
                   -----------

                  "Payment Office" shall mean the office of the Administrative
                   --------------
Agent at Eleven Madison Avenue, New York, New York 10010-3629, or such office as the Administrative Agent shall from time to time designate by notice to MBIA.

                  "Person" shall mean and include an individual, a partnership,
                   ------
a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  "Plan" shall mean at any time an employee pension benefit plan
                   ----
which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of a member of the Controlled Group or
(ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                  "Pledged Premiums" shall mean any and all Installment
                   ----------------
Premiums which are paid or payable with respect to defaulted Insured Obligations in the Covered Portfolio on or after the date of a default thereunder and on or after the date of the first Loan.

           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                  "Pledged Recoveries" shall mean the amount of (a) all
                   ------------------
Released Reserves from and after the Restatement Effective Date with respect to Insured Obligations in the Covered Portfolio, and (b) without duplication of Released Reserves, any and all moneys and other payments, property and other consideration and compensation received or receivable by or for the account of MBIA from and after the Restatement Effective Date as repayment or reimbursement of, or otherwise in respect of or arising out of, the payment of a claim by MBIA under an Insurance Contract covering any Insured Obligation in the Covered Portfolio (without regard to whether such claim was paid from the proceeds of a Loan), whether from the issuer thereof or any other Person (including without limitation under or pursuant to (i) such Insurance Contract, any reimbursement agreement, guaranty, letter of credit, mortgage, security agreement, pledge agreement or other contract, agreement or arrangement, (ii) any account or account receivable, (iii) any compromise, settlement or similar arrangement,
(iv) any voluntary payment or gift, (v) any reinsurance of such Insured Obligation to the extent that the payment under such reinsurance was not deducted in determining the Loss attributable to MBIA's payment of such claim,
(vi) any contractual, statutory, common law or other right of subrogation, (vii) any realization upon any mortgage, security interest or other Lien, (viii) any cause of action, whether sounding in tort, contract or otherwise, and any judicial, arbitration or other proceeding by or before any court, agency, tribunal, association or other governmental or private body, or (ix) any other legal or equitable right or claim, whether or not similar to the foregoing), less the amount of the out-of-pocket costs and expenses, including without limitation attorneys fees and court costs, reasonably incurred by MBIA in connection with the collection or other realization of such moneys and other payments, property and other consideration and compensation.

                  "Prohibited Transaction" shall mean a transaction that is
                   ----------------------
prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

                  "Released Reserve" shall mean, on any date with respect to an
                   ----------------
Insured Obligation, an amount equal to the reduction, if any, on such date in a Reserve with respect to such Insured Obligation, other than a reduction representing a charge to such Reserve for MBIA's payment of claims under an Insurance Contract with respect to such Insured Obligation; provided that any
                                                            --------
reductions of any such Reserve below the amount of such Reserve

           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
which had been maintained on the first day of the current Commitment Period shall not constitute a Released Reserve.

                  "Reportable Event" shall mean (i) a reportable event described
                   ----------------
in Section 4043 of ERISA and regulations thereunder, (ii) a withdrawal by a substantial employer from a Plan to which more than one employer contributes, as referred to in Section 4063(b) of ERISA, or (iii) a cessation of operations at a facility causing more than twenty percent (20%) of Plan participants to be separated from employment, as referred to in Section 4062(e) of ERISA.

                  "Required Ratings" shall mean, with respect to a Fronting
                   ----------------
Bank, the long term credit ratings from Moody's and S&P specified as the Required Ratings for such Fronting Bank in the Fronting Bank Supplement to which it is a party (or such other ratings to which MBIA and the Administrative Agent may consent).

                  "Reserve" shall mean, with respect to an Insured Obligation,
                   -------
case-specific reserves required to be maintained by MBIA under the New York Insurance Law or other applicable insurance law solely by reason of the failure or anticipated failure by the issuer of such Insured Obligation or other obligor with respect thereto to pay such Insured Obligations when due.

                  "Restated Security Agreement" - Section 4.1(b)(iv).
                   ---------------------------

                  "Restatement Effective Date" shall mean October 1, 1997.
                   --------------------------

                  "Retained Percentage" of an Insured Obligation shall mean
                   -------------------
100% minus the aggregate percentage of the risk under Insurance Contracts with respect thereto which has been ceded by MBIA to other Persons under reinsurance agreements (whether facultative or treaty) and similar arrangements.

                  "S&P" shall mean Standard & Poor's Corporation and its
                   ---
successors.

                  "SEC Reports" - Section 5.14.
                   -----------

                  "Security Agreement" shall mean the Second Amended and
                   ------------------
Restated Security Agreement and Collateral Assignment between MBIA and the Administrative Agent, executed and delivered pursuant to Section 4.1(b)(iv) of this Agreement, as amended from time to time.

           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                  "Special Event of Default" shall have the meaning assigned to
                   ------------------------
that term in the Security Agreement.

                  "Subsidiary" shall mean, with respect to any Person (herein
                   ----------
referred to as the "parent"), any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the Voting Stock is, owned or controlled by the parent or one or more Subsidiaries of the parent, or by the parent and one or more Subsidiaries of the parent.

                  "Substitute Notes" -- Section 4(b)(ii).
                   ----------------

                  "Taxes" - Section 3.6(b).
                   -----

                  "Voting Stock" shall mean stock of any class or classes (or
                   ------------
equivalent interests) or any other securities of a business entity if the holders of the stock of such class or classes (or equivalent interests) or such securities are ordinarily, or may, upon the occurrence of contingencies be, entitled to vote for the election of directors (or persons performing similar functions) of such business entity, even though the right so to vote has been suspended or such contingencies have not yet occurred.

                  "written" or "in writing" shall mean any form of written
                   -------      ----------
communication or a communication by means of telex, telecopier device, telegraph or cable.

                  The terms "hereof", "hereby", "hereto", "hereunder" and
                             ------    ------    ------    ---------
similar terms mean this Agreement, and the term "heretofore" means before, and
                                                 ----------
the term "hereafter" means after, the execution date hereof.
          ---------

           Exhibit A to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                                                                       EXHIBIT B
                                                             TO CREDIT AGREEMENT



                           FORM OF NOTICE OF BORROWING
                           ---------------------------

                                                                 [Date]

CREDIT SUISSE FIRST BOSTON,
New York Branch, as Administrative Agent
Eleven Madison Avenue
New York, New York 10017
Attention: Public Finance Department

         Re: Borrowing under Credit Agreement, dated as of December 29, 1989, as restated by the Second Amended and Restated Credit Agreement dated as of October 1, 1997, among MBIA Insurance Corporation, the Banks named therein, Credit Suisse First Boston, New York Branch, as Administrative Agent, and Deutsche Bank AG, New York Branch, as Documentation Agent, and as further amended

Dear Sirs:

                  MBIA Insurance Corporation, a New York stock insurance corporation ("MBIA"), hereby requests that a Loan be made to MBIA by the Banks
              ----
under the Credit Agreement referred to above (the "Credit Agreement") as follows
                                                   ----------------
(all capitalized terms herein having the meanings ascribed thereto in the Credit Agreement):

                  1. The aggregate amount of the Loans requested hereby (the "Subject Loans") is $ __________.
 -------------
                  2. The date on which the Subject Loans are requested to be made (the "Loan Date") is __________, which is a Business Day not less than five
           ---------
(5) Business Days after the date hereof.

                  3. The Loan Commencement Event has occurred.

                  4. The Available Commitment as of the Loan Date (determined after giving effect to any reduction of the Maximum Commitment on or prior to the Loan Date) will be $ _________, which is at least equal to the amount of the Subject Loans.

                  5. Immediately after giving effect to the Subject Loans, the aggregate principal amount of Loans made under the

        Exhibit B to Second Amended and Restated Credit Agreement
        ---------------------------------------------------------

Credit Agreement, determined without regard to any repayments or prepayments thereof, does not exceed $_________, which equals MBIA's Cumulative Losses incurred after the Loan Commencement Event.

          6. Each of the conditions set forth in the Credit Agreement to the Banks' obligations to make the Subject Loans have been satisfied.

          7.   The proceeds of the Subject Loans will be applied as provided in
Section 6.1 of the Credit Agreement, and Schedule 1 hereto contains a description in reasonable detail of the Loss which the proceeds of the Loans will be applied to pay, including without limitation an identification of the Insured Obligation which is in default, the amount of such default, a calculation of the Incremental Reserves, if any, being established with respect to such Loss and the amount of Pledged Premiums, if any, received by MBIA or hereafter payable in respect of such Insured Obligation.

          8. The statements set forth above shall be true and correct on and as of the Loan Date.

          9. The aggregate amount of the Pledged Recoveries and Pledged Premiums received by or for the account of MBIA during the current Commitment Period as of [date within 15 days of the date of the Notice of Borrowing] equals $__________, which amount has been deposited into the Escrow Account and has been applied or is available to pay the principal of and interest on Loans when due (whether at the stated or any accelerated maturity date thereof), and the balance of the Escrow Account as of such date equals $____________.

          10.  The Subject Loans are to be disbursed to the following account of
MBIA:

                           -------------------------
                           -------------------------
                           -------------------------

          11. The undersigned is duly authorized and empowered in the name and on behalf of MBIA to present this Notice of Borrowing and to request and obtain the Subject Loans upon and in accordance with, and subject to, the terms and conditions set forth in the Credit Agreement and the Loan Documents.

           Exhibit B to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

          IN WITNESS WHEREOF, MBIA has executed and delivered this Notice of Borrowing this ____ day of ________________, 19__.

                                     MBIA INSURANCE CORPORATION


                                     By
                                       --------------------------
                                       Name:
                                       Title:










           Exhibit B to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                                                                       EXHIBIT C
                                                             TO CREDIT AGREEMENT


                            FORM OF PROMISSORY NOTE
                            -----------------------

                                                              New York, New York
US$________________                                                       [date]


          FOR VALUE RECEIVED, the undersigned, MBIA INSURANCE CORPORATION, a New York stock insurance corporation formerly known as Municipal Bond Investors Assurance Corporation ("MBIA"), hereby promises to pay to the order of ___________________________________ (the "Bank") at the offices of Credit Suisse
First Boston, New York Branch, at Eleven Madison Avenue, New York, New York, 10010-3629, in lawful money of the United States of America in immediately available funds, the principal sum of ____________________________ Dollars (US$______________) or, if less, the aggregate unpaid principal amount of the Loans (as defined in the hereinafter referred to Credit Agreement) outstanding and payable to the Bank by MBIA under the Credit Agreement, dated as of December 29, 1989, as amended through the Second Amended and Restated Credit Agreement, dated as of October 1, 1997, and as further amended from tine to time (the "Credit Agreement") in the amounts and on the dates set out in the Credit Agreement. MBIA also promises to pay interest on the unpaid principal amount of such Loans from the date on which such Loans are made until the Loans are repaid in full at such interest rates and payable on such dates as are determined pursuant to the Credit Agreement.

          If any payment on this Note shall be specified to be made upon a day which is not a Business Day (as defined in the Credit Agreement), it shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

          The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence
                                                           ----- -----
of the accuracy of the information so recorded; provided that the failure to
                                                -------- ----
make any



           Exhibit C to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
such notations shall not affect the validity of MBIA's obligations hereunder.

          Presentment, demand, protest and notice of dishonor are hereby waived by the undersigned.

          This Note evidences the Bank's Loans under, and is entitled to the benefits and subject to the provisions of, and is secured by, the Credit Agreement and the other Loan Documents (as defined therein). The Credit Agreement, among other things, contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and for mandatory and optional prepayments of the principal of this Note prior to maturity, all upon the terms and conditions specified therein.

          The payment obligations of MBIA under this Note are limited as provided in Section 2.7 of the Credit Agreement.

          This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                      MBIA INSURANCE CORPORATION



                                      By:
                                         ---------------------------
                                         Name:
                                         Title:








           Exhibit C to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                                     GRID

--------------------------------------------------------------------------------
                                    Unpaid
                                    Principal         Principal
                 Amount of          Paid or           Amount of      Notation
Date             Loan               Prepaid           Note           Made by
----             ---------          ---------         ---------      --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Exhibit C to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                                                                       EXHIBIT D
                                                             TO CREDIT AGREEMENT


                          FORM OF SECURITY AGREEMENT
                          --------------------------

          THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT, dated as of October 1, 1997, between MBIA INSURANCE CORPORATION, a New York stock insurance corporation formerly known as Municipal Bond Investors Assurance Corporation ("MBIA"), and CREDIT SUISSE FIRST BOSTON, a banking
                        ----
corporation organized under the laws of Switzerland formerly known as Credit Suisse ("CSFB"), acting through its New York Branch, in its capacity as
         ----
Administrative Agent under the Credit Agreement referred to herein (the "Collateral Agent") for the several Banks which are signatories to the Credit
 ----------------
Agreement (as defined below) and such other Banks as may from time to time become parties thereto and be listed on Schedule 1 thereto (collectively, the "Banks");
 -----

          WHEREAS, MBIA and the Collateral Agent are parties to the First Restated Security Agreement and Collateral Assignment, which amended and, as so amended, restated the Security Agreement and Collateral Assignment, dated as of December 28, 1989, between MBIA and CSFB, New York Branch, in its individual capacity, as theretofore amended (as so amended and restated, the "Original
                                                                   --------
Security Agreement") and
------------------

          WHEREAS, the parties to the Credit Agreement have entered into the Second Amended and Restated Credit Agreement, dated as of October 1, 1997, which further amends and, as so amended, restates the Credit Agreement; and

          WHEREAS, pursuant to said Second Amended and Restated Credit Agreement, the parties to the Credit Agreement have agreed to amend the Original Security Agreement in certain respects and, as so amended, to restate the Original Security Agreement, all as more fully set forth below;

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that effective as of the date hereof, the Original Security Agreement is


           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
hereby amended and, as so amended, is restated to read in its entirety as follows:

          Section 1. Definitions. (a) All terms defined in Article 1, 8 or 9 of
          ---------- -----------
the Uniform Commercial Code, as in effect on the date of this Agreement, are used herein with the meanings therein given; such terms include but are not limited to "account", "chattel paper", "collateral", "deposit account", "document", "general intangibles", "instrument", "money", "proceeds", "security" and "security interest". In addition, the term "collateral" when capitalized has the meaning as specified in paragraph (c) below.

          (b) Except in the case of "Agreement" and as otherwise specified herein, all terms including, without limitation, the terms "MBIA", "Average Annual Debt Service", "Banks", "Covered Portfolio", "Cumulative Losses", "Commitment Period", "Default", "Effective Date", "Event of Default", "Insured Obligations", "Lien", "Loan", "Loan Documents", "Majority Banks", "Maximum Commitment", "MBIA Event of Insolvency", "Note", "Participant", "Person", "Pledged Premiums" and "Pledged Recoveries" defined in the Credit Agreement are used herein with the meanings therein given, whether or not the Credit Agreement is otherwise in effect.

          (c) As used herein the following terms shall have the meanings specified below:

               "Agreement" means this Agreement.
                ---------

               "Collateral" means all of MBIA's right, title and interest in, to
                ----------
     and under or arising out of the following, wherever located and now existing or hereafter arising:

                   (i) all Pledged Recoveries and all Pledged Premiums, and all accounts, chattel paper, deposit accounts, documents, instruments, general intangibles, and general intangibles evidencing, securing, constituting or relating to any Pledged Recoveries or Pledged Premiums, including without limitation (A) all reimbursement agreements, guaranties, letters of credit, mortgages, security agreements, pledge agreements and other contracts, agreements or arrangements, (B) all accounts receivable, (C) all compromises, settlements or similar arrangements, (D) all voluntary payments or gifts, (E) all reinsurance of Insured Obligations to the extent that the payment under such reinsurance was not

           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
          deducted in determining the Loss attributable to MBIA's payment of a claim giving rise to a Pledged Recovery, (F) all Subrogation Rights,
          (G) all mortgages, security interests and other Liens, (H) all causes of action, whether sounding in tort, contract or otherwise, and (I) all other legal or equitable rights and claims, whether or not similar to the foregoing, including without limitation all claims, rights, powers, privileges and remedies under any of the foregoing, all rights to make determinations, to exercise any election (including without limitation election of remedies) or option, to give or receive any notice, consent, waiver or approval, to demand, receive, enforce, collect or receipt for any of the foregoing or any property subject thereto, to enforce or execute any checks, instruments or orders, to file any claims and to take any action which (in the opinion of the Collateral Agent) may be necessary or advisable in connection with any of the foregoing;

                   (ii) the Escrow Account and all amounts, moneys, securities (certificated and uncertificated), instruments, documents, general intangibles, financial assets or other investment property on deposit therein or distributable therefrom and all interest, dividends, gains and other earnings thereon; and

                   (iii) all additions, accessions, replacements, substitutions or improvements and all products and proceeds of any and all of the Collateral described in clauses (i) and (ii) above.

               "Credit Agreement" means the Credit Agreement, dated as of
                ----------------
     December 29, 1989, between MBIA and CSFB, New York Branch, as amended through the Second Amended and Restated Credit Agreement dated October 1, 1997, and as further amended from time to time.

               "Default Rate" means the rate of interest set forth in Section
                ------------
     3.6(g) of the Credit Agreement.

               "Escrow Account" means the account established by MBIA pursuant
                --------------
     to Section 8 of this Agreement.

               "Qualified Investments" means (i) direct and general obligations
                ---------------------
     of the United States Government or any agency thereof and obligations guaranteed by the United States

           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

     Government, due within six months from the date of purchase and payable in the United States of America in dollars of the United States of America,
     (ii) certificates of deposit of, or demand or time deposits in, or money market funds of a commercial bank or financial institution rated Aa or P-1 or equivalent or better by Moody's and AA or A-l or equivalent or better by S&P approved by the Collateral Agent and MBIA which are fully secured by securities of the type listed in clause (i) above, and (iii) certificates of deposit of, or demand or time deposits in, or money market funds of financial institutions approved by the Collateral Agent and MBIA.

               "Secured Obligations" means all principal at any time outstanding
                -------------------
     and all interest from time to time accrued or payable in respect of the Loans or the Notes, now existing or hereafter arising.

               "Special Event of Default" means any of (i) any Event of Default
                ------------------------
     described in clause (i) of paragraph (a) of Section 7.1 of the Credit Agreement in respect of principal of or interest on the Loans or the Notes,
     (ii) any MBIA Event of Insolvency, or (iii) if MBIA shall have incurred Cumulative Losses during the current Commitment Period of more than the greater of (A) $412,500,000 and (B) 2% of Average Annual Debt Service on the Covered Portfolio, any failure of MBIA to perform or observe the covenant contained in Section 6.8 of the Credit Agreement.

               "Subrogation Rights" means all contractual, statutory and common
                ------------------
     law and other rights of subrogation.

               "Uniform Commercial Code" means the Uniform Commercial Code as in
                -----------------------
     effect from time to time in any applicable jurisdiction.

          Section 2. Security Interests. As security for the prompt payment and
          ---------- ------------------
performance of all Secured Obligations, MBIA does hereby grant, assign, transfer, deliver and set over to the Collateral Agent, as agent for each of the Banks, and for the ratable benefit of the Banks and all other holders from time to time of any Secured Obligations, a continuing security interest in all of the Collateral, whether now existing or hereafter arising or acquired and wherever located.

          Section 3. General Representations, Warranties and Covenants. MBIA
          ---------- -------------------------------------------------
represents, warrants and covenants, which repre-

           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
sentations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

          (a) This Agreement creates in favor of the Collateral Agent and each of the Banks a valid security interest in and assignment of all of MBIA's right, title and interest in and to substantially all of the Collateral now owned or acquired from time to time after the date hereof by MBIA, and such right, title and interest is and will be free from any Lien. MBIA shall defend such right, title and interest against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent or the Banks. MBIA has filed or caused to be filed in the office of the Secretary of State of New York and the office of the County Clerk of Westchester County, New York, requisite financing statements relating to the Collateral. To the extent such matters are governed by the provisions of the Uniform Commercial Code, the Collateral Agent's having possession of all instruments and money constituting Collateral from time to time and the filing of such financing statements results in the perfection of the security interest granted in this Agreement in all of MBIA's right, title and interest in and to substantially all of (a) the Pledged Recoveries, (b) the Pledged Premiums, (c) all Subrogation Rights, rights under Insurance Contracts, accounts and general intangibles included among the Collateral, (d) all Collateral described in clause (ii) of the definition thereof contained in Section 1(c), and (e) all Collateral described in clause
(iii) of the definition thereof contained in Section 1(c) relating to the Collateral described in the foregoing clauses (a) through (d), and such security interest is, or in the case of such Collateral in which MBIA obtains rights after the date hereof, will be a perfected, first priority security interest therein; provided that continuation of the first priority security interest of the Collateral Agent and the Banks in the cash proceeds of the Collateral (other than proceeds in the Escrow Account created under and maintained in accordance with the provisions of Section 8 hereof) is limited by the provisions of Section 9-306 of the Uniform Commercial Code. To the extent such matters are not governed by the provisions of the Uniform Commercial Code, the Collateral Agent and each of the Banks have and will have a first priority Lien on such Collateral. Notwithstanding the foregoing, no representation or warranty is made in this Section 3(a) as to the perfection or priority of the Lien of the Collateral Agent or the Banks on any reimbursement agreements, guaranties, letters of credit, mortgages, security agreements, pledge agreements or other contracts, agreements or similar agreements or instruments not constituting Insurance Contracts from which Pledged Recoveries may

           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
be derived and which (i) by their terms prohibit the assignment or pledge thereof without a consent of another party or parties thereto, to the extent that such consents have not been obtained, or (ii) by law require recordings or filings, other than the filing of financing statements under the Uniform Commercial Code, which have not been made; provided that the failure to obtain such consents or to make such recordings or filings does not adversely affect the Lien of the Collateral Agent and the Banks on Pledged Recoveries received by or for the account of MBIA therefrom.

                  (b) There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) naming MBIA or any of its predecessors in interest as debtor now on file or registered in any public office evidencing any Lien on the Collateral, or intended so to be, which has not been terminated, and neither MBIA nor any of its predecessors in interest has executed or filed, and so long as this Agreement remains in effect or any of the Secured Obligations remain unpaid, MBIA will not execute or file, any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to any of its right, title or interest in or to any of the Collateral, except financing statements filed or to be filed in respect of and covering the security interest of the Collateral Agent for the benefit of the Banks granted and provided for in this Agreement.

                  (c) The chief executive offices and chief place of business of MBIA are located at 113 King Street, Armonk, New York 10504, and MBIA will not move its chief executive offices or its chief place of business except to such new location as MBIA may establish in accordance with the last sentence of this Section 3(c). Originals of all material documents evidencing Collateral which are held by MBIA and the only original books of account and records of MBIA relating thereto are, and will continue to be, kept at such chief executive office or at such new location as MBIA may establish in accordance with the last sentence of this Section 3(c). MBIA shall establish no such new location until
(i) it shall have given to the Collateral Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Collateral Agent (including, without limitation, all action required by Section 5 hereto), to maintain the security interest of the Collateral Agent for the benefit of


          Exhibit D to Second Amended and Restated Credit Agreement
          ---------------------------------------------------------
the Banks in the Collateral intended to be granted in full force and effect.

                  (d) The corporate name of MBIA is as set forth on the signature page hereto, and MBIA shall not change such name, conduct its business in any name other than such name and "MBIA" and variations thereof or take title to any Collateral in any name other than such name while this Agreement remains in effect until (i) it shall have given to the Collateral Agent not less than 45 days' prior written notice of its intention so to do, setting forth such name or names and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new name or names, it shall have taken such action, satisfactory to the Collateral Agent (including, without limitation, all action required by Section 5 hereto), to maintain the security interest of the Collateral Agent for the benefit of the Banks in the Collateral intended to be granted in full force and effect. Neither MBIA nor any predecessor to its business and assets has ever had any name, or conducted business under any name in any jurisdiction, other than MBIA's name set forth on the signature page hereto, "MBIA", "Municipal Bond Investors Assurance Corporation", "Municipal Issuers Service Company" and "Municipal Bond Insurance Association".

                  (e) MBIA shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the security interest of the Collateral Agent for the benefit of the Banks in the Collateral and shall cause its financial statements to reflect such security interest in accordance with generally accepted and statutory accounting principles.

                  (f) MBIA will not sell, transfer, change the registration, if any, of, dispose of, attempt to dispose of, or materially modify, compromise, settle, release, surrender or abandon the Collateral or any part thereof, or grant any material waiver, consent, extension or indulgence affecting rights of payment with respect thereto, other than (i) in the ordinary course of its business and in compliance with the provisions of Section 6.8 of the Credit Agreement or (ii) with the prior written consent of the Collateral Agent. MBIA will not create, incur, assume or suffer to exist any Lien upon any of its right, title or interest in or to any of the Collateral other than the Lien of this Agreement without the prior written consent of the Collateral Agent.

                  (g) The Collateral Agent is authorized (but is under no obligation) to make, upon five Business Days' notice to MBIA


          Exhibit D to Second Amended and Restated Credit Agreement
          ---------------------------------------------------------

(except in the case of exigent circumstances, in which circumstances upon such notice, if any, as may then be practical), any payments which in the opinion of the Collateral Agent or the Majority Banks are necessary to discharge any Liens which have or may take priority over the Lien of this Agreement. MBIA shall have no claim against the Collateral Agent or any Bank by reason of its' decision not to make any payments or perform such obligations permitted under this Section. MBIA shall repay to the Collateral Agent any sums paid by the Collateral Agent upon demand. Any sums paid and expenses incurred by the Collateral Agent pursuant to this paragraph shall bear interest at the Default Rate, payable upon demand. In the event that MBIA claims, by written notice to the Collateral Agent received within the five (5) Business Days immediately following the giving of any notice by the Collateral Agent pursuant to the first sentence of this paragraph or, if any payment described therein shall have been made without notice, the five Business Days immediately following the giving of notice by the Collateral Agent of the making of any such payment, that such payment is not necessary to discharge such Lien and to preserve the priority of the Lien of this Agreement, and obtains a final determination by a court of competent jurisdiction confirming such claim in a proceeding in which the Collateral Agent has the opportunity to participate fully, the Collateral Agent will upon demand reimburse MBIA for its reasonable expenses incurred under this paragraph.

                  (h) MBIA will not assert against the Collateral Agent or any Bank any claim or defense which MBIA may have against any obligor under the Collateral or any part thereof or any other Person with respect to the Collateral or any part thereof.

                  (i) MBIA will upon receipt of reasonable documentation evidencing such expense pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Collateral Agent or the Banks hereunder or (iv) the failure by MBIA to perform or observe any of the provisions hereof.

                  Section 4. Special Provisions Concerning Pledged Recoveries,
                  ---------- -------------------------------------------------
etc. MBIA represents, warrants and agrees as follows:
----


          Exhibit D to Second Amended and Restated Credit Agreement
          ---------------------------------------------------------

               (a) From and after the date of the first Loan, MBIA will cause all Pledged Recoveries and, from and after the date on which there is a default under an Insured Obligation in the Covered Portfolio, all Pledged Premiums thereafter received or receivable by or for the account of MBIA with respect thereto to be promptly deposited into the Escrow Account in accordance with the provisions of Section 8 below, and prior to such deposit and from and after the date of the first Loan will hold any payments received by it representing Pledged Recoveries or such Pledged Premiums for and on behalf of the Banks.

               (b) The provisions of Section 6.8 of the Credit Agreement are hereby incorporated herein by reference.

               Section  5.  Financing Statements;  Documentary  Stamp Taxes.
               -----------  ------------------------------------------------

               (a) MBIA will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such financing statements and other assurances or instruments and take such further steps relating to its right, title and interest in and to the Collateral, which the Collateral Agent or the Majority Banks reasonably deem appropriate or advisable to perfect, preserve or protect the security interest of the Collateral Agent and the Banks therein or to more fully grant, assign, transfer, deliver and set over to and vest in the Collateral Agent and the Banks all and singular the Collateral hereby granted, assigned, transferred, delivered or set over or intended to be so. MBIA authorizes the Collateral Agent, upon MBIA's failure to do so for a period of ten (10) Business Days following the request of the Collateral Agent, to file any such financing statements without the signature of MBIA, and MBIA will pay all applicable filing fees and related reasonable expenses. In the event that MBIA claims by written notice to the Collateral Agent received within ten (10) Business Days after a request made by the Collateral Agent pursuant to the first sentence of this paragraph that the financing statements or other assurances or instruments or the steps described in such request are not appropriate or advisable to perfect, preserve or protect the security interest of the Collateral Agent and the Banks in such Collateral or to more fully grant, assign, transfer, deliver and set over to and vest in the Collateral Agent and the Banks such Collateral, as the case may be, and obtains a final determination by a court of competent jurisdiction confirming such claim in a proceeding in which the Collateral Agent has the opportunity to participate fully, the Collateral Agent will upon demand reimburse


          Exhibit D to Second Amended and Restated Credit Agreement
          ---------------------------------------------------------

MBIA for its reasonable expenses incurred under this paragraph with respect to such financing statements or other assurances or instruments or such steps, as the case may be.

               (b) MBIA agrees to procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with applicable law, and MBIA will indemnify and hold the Collateral Agent and each Bank harmless against any liability (including interest and penalties) in respect of such documentary stamp taxes.

               Section 6. Events of Default. Upon the occurrence of a Special
               ---------- -----------------
Event of Default and during the continuance thereof, in addition to any rights and remedies now or hereafter granted under applicable law or under the Credit Agreement or the Loan Documents and not by way of limitation of any such rights and remedies:

               (a) The Collateral Agent, acting on behalf of the Banks, shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction with respect to MBIA's right, title and interest in and to the Collateral and any portion thereof, and the right, without notice to, or assent by, MBIA, in the name of MBIA or in the name of the Collateral Agent or otherwise:

                             (i)  with respect to Insurance Contracts,
               Subrogation Rights, accounts, general intangibles and contract rights, to ask for, demand, collect, receive, compound and give acquittance therefor or any part thereof, to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any thereof, to endorse the name of MBIA on any checks, drafts or other orders or instruments for the payment of moneys payable to MBIA which shall be issued in respect thereof, to exercise and enforce any rights and remedies in respect thereof, to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Collateral Agent or the Majority Banks necessary or advisable for the purpose of collecting or enforcing payment and performance thereof or to direct MBIA to perform any of the foregoing, to make test verifications thereof or any portion thereof, to notify any or all account debtors thereunder to make payment thereof directly to the Collateral Agent for the account of the Banks and to require MBIA to forthwith give similar notice to the


          Exhibit D to Second Amended and Restated Credit Agreement
          ---------------------------------------------------------
               account debtors, and to require MBIA forthwith to account for and transmit to the Collateral Agent in the same form as received all proceeds (other than physical property) of collection thereof received by MBIA and, until so transmitted, to hold the same in trust for the Collateral Agent for the benefit of the Banks and not commingle such proceeds with any other funds of MBIA;

                           (ii) to exercise all claims, rights, powers, privileges and remedies under any of the Collateral all rights to make determinations, to exercise any election (including without limitation election of remedies) or option, to give or receive any notice, consent, waiver or approval, to demand, receive, enforce, collect or receipt for any of the Collateral or any property subject thereto, to enforce or execute any checks, instruments or orders, to file any claims and to take any action which (in the opinion of the Collateral Agent or the Majority Banks) may be necessary or advisable in connection with any of the foregoing;

                           (iii) to pay all payments or perform any obligations which are payable or to be performed by MBIA under any of the Collateral (whether to the Banks or others), upon the failure of MBIA to make such payments or perform such obligations within the time permitted therein;

                           (iv) to take possession of any or all of the Collateral and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, is, or may be, placed or assembled, and to remove any of such Collateral;

                           (v) to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

                           (vi) upon notice to such effect, to require MBIA to deliver, at MBIA's expense, any or all Collateral which is reasonably movable to the Collateral Agent at a place designated by the Collateral Agent, and after delivery thereof MBIA shall have no further claim to or interest in the Collateral; and


          Exhibit D to Second Amended and Restated Credit Agreement
          ---------------------------------------------------------

                           (vii)  without obligation to resort to other
               security, at any time and from time to time, to sell, resell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and, demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Collateral Agent may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Collateral Agent.

MBIA hereby agrees, to the extent permitted by law, that all of the foregoing may be effected without demand, advertisement or notice (except as hereinafter provided or as may be required by law), all of which (except as hereinafter provided) are hereby expressly waived, to the extent permitted by law. The Collateral Agent shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Collateral Agent elects to do any such act, the Collateral Agent shall not be responsible to MBIA except for its gross negligence or willful misconduct. The Collateral Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of MBIA in its name and stead, to make all necessary agreements, instruments and documents and to take all other actions and for such other purposes as are necessary or desirable to effectuate the provisions of this paragraph (a), and for that purpose it may substitute one or more Persons with like power, MBIA hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof.

               (b) The Collateral Agent may take legal proceedings for the appointment of a receiver or receivers (to which the Collateral Agent shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement.

               (c) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement,


          Exhibit D to Second Amended and Restated Credit Agreement
          ---------------------------------------------------------

                           (i) the Collateral Agent or any Bank may bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property for the ratable benefit of the Banks without further accountability, and may, in paying the purchase money therefor, deliver any instruments evidencing the Secured Obligations or agree to the satisfaction of all or a portion of the Secured Obligations in lieu of cash in payment of the amount which shall be payable thereon, and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Collateral Agent after being appropriately stamped to show partial payment;

                           (ii) the Collateral Agent is, hereby irrevocably appointed the true and lawful attorney-in-fact of MBIA in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, MBIA hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Collateral Agent or by any purchaser, MBIA shall ratify and confirm any such sale or transfer by executing and delivering to the Collateral Agent or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request;

                           (iii) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of MBIA of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against MBIA, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under MBIA, its successors or assigns;

                           (iv) the receipt of the Collateral Agent or of the officer thereof making such sale shall be a suf-


          Exhibit D to Second Amended and Restated Credit Agreement
          ---------------------------------------------------------
             ficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Collateral Agent or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

                           (v) to the extent that it may lawfully do so, MBIA agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any Loan Document, and MBIA hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Collateral Agent in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

In the event of any sale of Collateral pursuant to this Section, the Collateral Agent shall, at least 10 days before such sale, give MBIA written, telegraphic or telex notice of its intention to sell, except that, if the Collateral Agent shall determine in its sole discretion that any of the Collateral threatens to decline speedily in value, any such sale may be made upon 3 days' written, telegraphic or telex notice to MBIA.

             (d) MBIA upon request of the Collateral Agent from time to time will deliver to the Collateral Agent executed counterparts or copies of each contract, agreement, document or instrument constituting part of the Collateral.

             (e) MBIA shall not exercise any rights or powers with respect to the Collateral or take any other action with respect thereto, including without limitation those described in clauses (i) and (ii) of paragraph (a) of this
Section 6, except at the written direction of the Collateral Agent. Prior to the occurrence of a Special Event of Default, the Collateral Agent shall not exercise the rights granted by this Section 6.


          Exhibit D to Second Amended and Restated Credit Agreement
          ---------------------------------------------------------

               Section 7. Application of Moneys. Except as otherwise provided
               ---------- ---------------------
herein or in the Credit Agreement, all moneys which the Collateral Agent shall receive pursuant hereto shall first be applied (to the extent thereof) to the payment of all reasonable costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of the reasonable expenses and disbursements of the Collateral Agent (including, without limitation, the fees and disbursements of its counsel and agents), and the balance, if any, shall then be applied to the Banks ratably in accordance with amounts then due to each Bank to discharge the Secured Obligations, in such order as the Collateral Agent and the Banks may designate in their sole discretion.

               Section 8. Escrow Account. On the date of the first Loan, the
               ---------- --------------
amount of all Pledged Recoveries (including any Released Reserves which constitute Pledged Recoveries) received by or for the account of MBIA on or after the first day of the current Commitment Period and prior to such date, and on each Business Day thereafter the amount of all Pledged Recoveries (including any Released Reserves which constitute Pledged Recoveries) and all Pledged Premiums received by or for the account of MBIA thereafter, in each case to the extent not applied directly on such date by MBIA to make payments of Secured Obligations or theretofore deposited into the Escrow Account, shall be deposited by MBIA into a segregated escrow account (the "Escrow Account") established and
                                               --------------
maintained by MBIA in the Collateral Agent or another bank or banks (the "Depository") acceptable to the Collateral Agent under an escrow deposit
 ----------
agreement in form and substance satisfactory to the Collateral Agent. Upon establishment of the Escrow Account, MBIA will enter into, and cause the Depository (if not the Collateral Agent) to enter into an agreement providing the Collateral Agent with control (within the meaning of Section 8-106 of the 1994 Revised Article 8 of the Uniform Commercial Code (as published by The American Law Institute and the National Conference of Commissioners on Uniform State Laws) or any other applicable provision of the Uniform Commercial Code) over the Escrow Account and all amounts, moneys, instruments, documents, general intangibles, securities (certificated and uncertificated), financial assets and other investment property therein or distributable therefrom, in form and substance reasonably satisfactory to the Collateral Agent. All cash, documents, instruments, securities general intangibles, financial assets and other investment property from time to time on deposit in the Escrow Account, and all rights pertaining to investments of funds in the Escrow Account, shall immediately and without any need for


          Exhibit D to Second Amended and Restated Credit Agreement
          ---------------------------------------------------------
any further action on the part of MBIA or the Collateral Agent become subject to the security interest, lien and assignment set forth in this Agreement. Prior to the termination of this Agreement and subject to the following provisions of this Section 8, amounts in the Escrow Account shall be applied only to pay and discharge Secured Obligations. The Escrow Account shall be under the exclusive control of the Collateral Agent and MBIA shall have no right to draw thereon. Amounts in the Escrow Account shall remain uninvested, unless MBIA shall have provided to the Collateral Agent an opinion, in form and substance and from counsel satisfactory to the Collateral Agent that the investment of amounts in the Escrow Account is in compliance with the provisions of the New York Insurance Law and all other applicable laws, rules and regulations and will not adversely affect the rights of the Collateral Agent and the Banks therein, in which case prior to the occurrence of a Special Event of Default such amounts may be invested at the direction of MBIA in Qualified Investments and earnings thereon, if any, shall be transferred promptly after the receipt thereof by the Collateral Agent or the Depository, as the case may be, to MBIA free of the lien of this Agreement, and otherwise shall be deposited into or retained in the Escrow Account.

     Upon the occurrence of any Special Event of Default, MBIA shall immediately take all actions necessary to cause the Depository to transfer custody and exclusive control of the Escrow Account to the Collateral Agent or its designee, and the terms under which the Escrow Account are established shall provide that, upon delivery of a certificate of the Collateral Agent to the Depository that a Special Event of Default has occurred and is continuing, the Depository will effect such transfer unless the Collateral Agent otherwise directs in such certificate.

          Without limitation of any other rights which the Collateral Agent and the Banks may have in and to any funds in the Escrow Account, including interest accrued and accredited thereto, if any Special Event of Default has occurred and is continuing, (i) such funds may without notice to MBIA be withdrawn by the Collateral Agent therefrom and applied in such manner and at such time as the Collateral Agent and the Banks may determine in payment in whole or in part of any Secured Obligations, (ii) the Escrow Account shall be under the exclusive control of the Collateral Agent for the ratable benefit of the Banks, and MBIA shall have no further right to draw thereon, (iii) the Collateral Agent shall have the exclusive right to deliver instructions and entitlement orders to the issuer of or any securities intermediary for any


           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
securities financial assets or other investment property in the Escrow Account without further consent from MBIA, (iv) the proceeds of any investments in the Escrow Account which mature or which shall from time to time be sold may be reinvested in investments for the account of the Escrow Account, (v) any net income or gain on the investment of funds from time to time held in the Escrow Account shall be credited to the Escrow Account, and any net loss on any such investment shall be charged against the Escrow Account and (vi) the Collateral Agent shall be authorized to invest and reinvest the funds from time to time deposited in the Escrow Account in Qualified Investments in the sole discretion of the Collateral Agent. The Collateral Agent shall not be a trustee for MBIA, nor shall have any obligations or responsibilities, or shall be liable for anything done or not done, in connection with this Agreement or any funds in the Escrow Account, except as expressly provided herein and except that the Collateral Agent shall have the obligations of a secured party under the Uniform Commercial Code in effect from time to time in the State of New York. In no event, however, shall the Collateral Agent have any obligations or responsibilities or be liable in any way for any investment decision made pursuant to this Section or for any fall in the value of any funds pledged or invested pursuant to this Agreement. At any time during the continuation of a Special Event of Default the Collateral Agent may sell any documents, instruments and securities held in the Escrow Account and deliver instructions and entitlement orders with respect thereto and may immediately apply the proceeds thereof and any other cash held in the Escrow Account to the Banks ratably in accordance with amounts then due to each Bank to discharge the Secured Obligations, in such order as the Collateral Agent and the Banks may designate in their sole discretion.

          In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Special Event of Default, the Collateral Agent is hereby authorized at any time and from time to time, without notice to MBIA or to any other person or entity, any such notice being hereby expressly waived by MBIA, to setoff and to appropriate and apply any and all amounts in the Escrow Account against and on account of the Secured Obligations, irrespective of whether or not the Collateral Agent shall have made any demand hereunder. The Collateral Agent is hereby authorized to debit the Escrow Account and to withdraw funds therefrom to pay interest and principal when due under the Credit Agreement and the Notes without further instruction from MBIA.



           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

          Any amounts remaining in the Escrow Account in the custody and control of the Collateral Agent after termination of this Agreement shall be paid or delivered to MBIA, unless a court of competent jurisdiction otherwise directs.

          Section 9. Agreement as Security. This Agreement is being made as
          ---------- ---------------------
security for the Secured Obligations, and the Collateral Agent's acceptance of this Agreement shall not constitute a satisfaction of any indebtedness, liability, duty or obligation, or any part thereof, now or hereafter owed by MBIA or relieve MBIA of any of its indebtedness, liabilities, duties or obligations under the Credit Agreement or the Loan Documents. Neither the Collateral Agent nor any Bank hereby assumes any indebtedness, liabilities, duties or obligations of MBIA under or in respect of any of the Collateral, and neither the Collateral nor any Bank shall have any liability or obligation to any Person by reason of the failure of MBIA to perform any thereof. MBIA shall indemnify and hold harmless the Collateral Agent and each Bank from and against any and all liability, loss or damage which it may suffer or incur and which arises out of or results from any claim or any alleged indebtedness, liability, duty or obligation on the part of the Collateral Agent or any Bank to perform or discharge any indebtedness, liabilities, duties or obligations of MBIA under or in respect of any of the Collateral, together with all costs and expenses (including, without limitation, court costs and attorneys' fees) paid or incurred in connection therewith.

          Section 10. Termination. On the date on which all Loans and the
          ----------- -----------
indebtedness represented thereby (including without limitation the interest thereon) have been paid in full pursuant to and in accordance with the Credit Agreement and the Notes, all other Secured Obligations have been paid in full in accordance with the terms thereof, the Maximum Commitment has terminated and the Banks have no further obligation to make Loans or otherwise to advance funds under the Credit Agreement or the Loan Documents, this Agreement shall terminate, any Collateral held by the Collateral Agent shall be turned over to MBIA or as MBIA may otherwise direct, the grant, assignment and transfer contained in Section 2 shall become null and void, the Collateral shall be reassigned to MBIA by the Collateral Agent without recourse to the collateral Agent and without any representations, warranties or agreements of any kind and the Collateral Agent shall release in writing MBIA from its obligations hereunder, subject, however, in each case to retroactive reinstatement if at any time all or any part of any payment theretofore applied by the Collateral Agent hereunder to any of the Secured Obligations is or must be


           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
rescinded, disgorged or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of MBIA).

     Section 11. Miscellaneous.
     ----------- -------------

          (a) All notices and other communications provided for hereunder shall be in writing and, if to MBIA, mailed or delivered to it, addressed to it at 113 King Street, Armonk, New York 10504, Attention: Arthur M. Warren, Chief Financial Officer; if to the Collateral Agent, mailed or delivered to it, addressed to it at 12 East 49th Street, New York, New York 10017, Attention:
Public Finance Department; if to any Bank, mailed or delivered to it, addressed to it as indicated on Schedule 1 to the Credit Agreement; or as to any party as such party may otherwise direct in a written notice. All such notices and other communications shall, when mailed, be effective three days after the date of deposit in the mails, addressed as aforesaid. In lieu of notice by mail or delivery, written notice may be given over telecopier at the appropriate numbers set forth below, such notice over telecopier to be effective when transmitted:

          If to the
          Collateral Agent:    Telecopier No.:  212-325-8388

          If to MBIA:          Telecopier No.:  914-765-3163

          If to any Bank:      As specified in Schedule 1
                               to the Credit Agreement


          (b) No delay on the part of the Collateral Agent in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by MBIA and the Collateral Agent and consented to in the manner and to the extent required by Section 10.12 of the Credit Agreement. No notice to or demand on MBIA in any case shall entitle MBIA to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand.

          (c) The obligations of MBIA hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) subject to applicable law, any bankruptcy, insolvency,


           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
reorganization, arrangement, readjustment, composition, liquidation or the like of MBIA; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Credit Agreement or the Loan Documents approved by MBIA or of any Secured Obligations or any security for any of the Secured Obligations; (iii) any amendment to or modification of any of the Credit Agreement or the Loan Documents, the Secured Obligations or any security for any of the Secured Obligations; or (iv) any other event or circumstance, whether or not MBIA shall have notice or knowledge of any of the foregoing. The rights and remedies of the Collateral Agent and the Banks herein provided for are cumulative and not exclusive of any rights or remedies which the Collateral Agent or any Bank would otherwise have.

          (d) This Agreement shall be binding upon MBIA band its successors and assigns and shall inure to the benefit of the Collateral Agent, the Banks and their successors and assigns (including, without limitation any successor Agent under the Credit Agreement and any subsequent holder of Secured Obligations), except that MBIA may not transfer or assign any of its obligations, right or interest hereunder without the prior written consent of the Collateral Agent and the Majority Banks. Without limiting the generality of the foregoing, MBIA acknowledges and agrees that any Bank may assign all or any portion of its rights and interest herein as provided in Section 10.8 of the Credit Agreement, and the term "Bank" or "Banks" as used herein shall include any Assignee, any New Bank or any other party which at any time hereafter is deemed to be or have the rights of a "Bank" under the Credit Agreement. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

          (e) The Collateral Agent has been appointed as Collateral Agent hereunder by the Banks and shall be entitled hereunder to the benefits of the Credit Agreement. The Collateral Agent shall be obligated, and shall have the right, hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Collateral) solely in accordance with this Agreement and the Credit Agreement.

          (f) Each party hereby agrees that any legal action or proceeding against the other with respect to this Agreement, any of the Loan Documents or any of the agreements, documents or instruments delivered in connection herewith or therewith may be brought

           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
in the courts of the State of New York or of the United States of America for the Southern District of New York as the applicable party may elect, and, by execution and delivery hereof, MBIA, for itself and in respect to its property, generally and unconditionally accepts and consents to the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Collateral Agent in writing, with respect to any action or proceeding brought by it against the Collateral Agent or any Bank and any questions relating to usury. Each party agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to this Agreement and the Loan Documents and waives any right to stay or to dismiss any action or proceeding brought against it before said courts on the basis of forum non convenient. Except as specifically set forth herein, nothing herein shall limit the right of either party to bring proceedings against the other in any other court or tribunal otherwise having jurisdiction.

          (g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, except to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosures are required to be governed by the laws of the state in which the Collateral, or part thereof, is located.

          (h) Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

          (i) Section headings in this Agreement are included herein for convenience or reference only and shall not constitute a part of this Agreement for any other purpose.

          (j) This Agreement may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Agreement.



        [The remainder of this page has been intentionally left blank.]


           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                              MBIA INSURANCE CORPORATION



                              By:
                                 -------------------------
                                 Title:

                              CREDIT SUISSE FIRST BOSTON,
                               New York Branch, as Collateral Agent



                              By:
                                 -------------------------
                                 Title:


                              By:
                                 -------------------------
                                 Title:






           Exhibit D to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                                                                       EXHIBIT E
                                                             TO CREDIT AGREEMENT


                          LIST OF INSURED OBLIGATIONS
                      EXCLUDED FROM THE COVERED PORTFOLIO
                      -----------------------------------


Delivered to the Administrative Agent.

This Exhibit E is subject to supplementation as provided in the definition of "Covered Portfolio" contained in Exhibit A to the Credit Agreement.

                                                                       EXHIBIT F
                                                             TO CREDIT AGREEMENT


                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    [date]


          Reference is made to the Credit Agreement described in Item 1 of Annex I annexed hereto (as such agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in
                                     -----------------
Annex I attached hereto, terms defined in or defined for purposes of the Credit Agreement are used herein as so defined. Credit Suisse First Boston, New York Branch, as Administrative Agent under the Credit Agreement (in such capacity, the "Administrative Agent"), ___________________ (the "Assignor") and
     ----------------------                            ---------
_________________ (the "Assignee"), hereby agree as follows:
                        --------

               (a) The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to that portion of the Assignor's Commitment and other rights, duties and obligations under the Credit Agreement, in and to that portion of the Assignor's Loans (if any) as of the date hereof which represents the percentage interest specified in Item 2 of Annex I hereto (the "Assigned Share").
                  ---------------

               (b) Following the execution of this Agreement by the Administrative Agent, the Assignor and the Assignee, the consent hereto by MBIA and payment by the Assignee to the Assignor of the purchase price for the Assigned Share as agreed upon by the Assignor and the Assignee, this Agreement shall become effective as of the Settlement Date specified in
     Item 3 of Annex I hereto (the "Settlement Date"). As of the Settlement
                                    ----------------
     Date, [(i) the Assignee shall be a party to the Credit Agreement and, to the extent provided herein and therein, have the rights and obligations of a Bank thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Agreement and in the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan

           Exhibit F to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

Documents] [the Assignee's Commitment set forth on Schedule I to the Credit Agreement shall be increased by the amount set forth in Item 2(d) of Annex I hereto and (ii) the Assignor's Commitment set forth on said Schedule shall be decreased by the same amount].

          (c) The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties and representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of or the performance or observance by MBIA of any of its obligations under the Credit Agreement, any of the Loan Documents or any other instrument or document furnished pursuant thereto; and
(iv) requests that the Administrative Agent request that MBIA exchange the Note held by the Assignor evidencing any Loans made by the Assignor under the Credit Agreement for a new Note payable to the Assignor (if the Assignor has retained any interest in the Commitment or any Loans) and a new Note payable to the Assignee in the respective amounts which reflect the assignment being made hereby.

          (d) The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and SEC Reports referred to therein, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Assignor or either Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms its agreement with the provisions of Article 9 of the Credit Agreement and appoints and authorizes the each Agent on its behalf to exercise such powers under the Credit Agreement and the other Loan Documents, as are delegated to such Agent by the terms thereof and hereof, together with such powers as are reasonably incidental

           Exhibit F to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
thereto; and (iv) agrees that it will be bound by all of the terms and conditions of the Credit Agreement and the other Loan Documents and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank.

           (e) Notwithstanding any provision to the contrary contained in the Credit Agreement, (i) the Assignee's pro rata share of commitment fees, interest payments and other periodic payments will be appropriately adjusted to reflect the period of time during which this Agreement has been in effect, and (ii) to the extent that the Assignee receives any such interest or other amount pursuant to the Credit Agreement in respect of any period of time during which this Agreement was not in effect, or that the Assignor receives any such interest or other amount pursuant to the Credit Agreement in respect of any period of time prior to the time during which this Agreement was in effect, the Assignor or the Assignee, as the case may be, will forthwith pay to the other its pro rata share thereof, appropriately adjusted as provided in clause (i) above.

           (f) Any amendment to, waiver of any provision of or consent pursuant to this Agreement, shall be effective with and only upon the prior concurrence of the Administrative Agent, MBIA, the Assignor and the Assignee, unless otherwise provided in the Credit Agreement.

           (g) The address of Assignor and Assignee for purposes of all notices or other communications hereunder or under the Credit Agreement are as set forth in Item 4 of Annex I hereto, or to such other address as shall be designated by such party pursuant to Section 10.7 of the Credit Agreement.

           (h) All payments to be made to the Assignor or the Assignee hereunder or under the Credit Agreement shall be made by federal wire in accordance with the instructions set forth in Item 5 of Annex I hereto, or as otherwise directed by the Assignor or the Assignee, as the case may be, by notice to the other and to the Administrative Agent and as may be acceptable to the Administrative Agent.

           (i) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns; provided that
                                                                --------
the Assignee may not

           Exhibit F to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
     assign any of its rights or obligations hereunder except as permitted by
     Section 10.8(b) or 10.8(c) of the Credit Agreement.

               (j) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.


                              CREDIT SUISSE FIRST BOSTON,
                                NEW YORK BRANCH, as Administrative
                                Agent


                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:


                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

                              [NAME OF ASSIGNOR],
                                as Assignor


                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:



           Exhibit F to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                              [ASSIGNEE],
                                as Assignee


                              By:
                                 -----------------------------
                                 Name:
                                 Title:



ACCEPTED AND AGREED TO:

MBIA INSURANCE CORPORATION


By
  ----------------------------
  Name:
  Title:


           Exhibit F to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                 ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    ANNEX I



1.   Name and Date of Credit Agreement:

     Credit Agreement, dated as of December 29, 1989, as amended through the Second Amended and Restated Credit Agreement, dated as of October 1, 1997, among MBIA Insurance Corporation, a New York stock insurance corporation, Credit Suisse First Boston, New York Branch, as Administrative Agent, Deutsche Bank AG, New York Branch, as Documentation Agent, and the Banks signatory thereto, as it may have been further amended.

2.   Amounts (as of date of Assignment and Assumption Agreement):

     (a)  Aggregate Amount of Assignor's
            Commitment                              $
                                                     ------------

     (b)  Aggregate Amount of Assignor's
            Fronting Bank Commitment                $
                                                     ------------

     (c)  Aggregate Amount of Assignor's
            Loans Currently Outstanding             $
                                                     ------------

     (d)  Aggregate Amount of Assignor's
            Fronting Bank Loans Currently
            Outstanding                             $
                                                     ------------

     (e)  Percentage of Assignor's
            Commitment and Loans Assigned                       %
                                                           -----

     (f)  Assigned Amount of Commitment             $
                                                     ------------

     (g)  Assigned Amount of Fronting Bank
            Commitments                             $
                                                     ------------

     (h)  Amount of Assigned Share of Loans
            Currently Outstanding                   $
                                                     ------------

     (i)  Amount of Assigned Share of
            Fronting Bank Loans


                Annex I for Assignment and Assumption Agreement
                -----------------------------------------------

          Currently Outstanding                     $
                                                     ------------

3.  Settlement Date:

4.  Notice Addresses:

         ASSIGNOR :

                       Attention :
                       Telephone :
                       Telecopier:
                       Reference :

         ASSIGNEE :


                       Attention :
                       Telephone :
                       Telecopier:
                       Reference :

5.   Payment Instructions:

         ASSIGNOR :



                       Attention:
                       Reference:

         ASSIGNEE :



                       Attention:
                       Reference:

Accepted and Agreed:



                Annex I for Assignment and Assumption Agreement
                -----------------------------------------------

[NAME OF ASSIGNOR]                       [NAME OF ASSIGNEE]

By:                                      By:
   ---------------------------              ------------------------------
   Title:                                   Title:

CREDIT SUISSE FIRST BOSTON,
  New York Branch, as
  Administrative Agent


By:
   ---------------------------
   Title:

By:
   ---------------------------
   Title:


                Annex I for Assignment and Assumption Agreement
                -----------------------------------------------

                                                                       EXHIBIT C
                                                             TO CREDIT AGREEMENT


                       FORM OF FRONTING BANK SUPPLEMENT

                                    [date]

          Reference is made to the Second Amended and Restated Credit Agreement, dated as of October 1, 1997, among MBIA Insurance Corporation ("MBIA"), Credit
                                                                ----
Suisse First Boston, New York Branch, as Administrative Agent (the "Administrative Agent"), Deutsche Bank AG, New York Branch, as Documentation
 --------------------
Agent, and the Banks signatory thereto (as such agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement").
                                                          ----------------
Terms defined in or defined for purposes of the Credit Agreement are used herein as so defined. MBIA, the Administrative Agent and the Bank identified in Item 1 on Annex I hereto (the "Fronting Bank") hereby agree as follows:
                        -------------

          1. By this Supplement and effective on the date identified in Item 2 on Annex I hereto, the Fronting Bank hereby agrees to be bound by, and shall have rights and obligations under, the Credit Agreement and the Loan Documents as a Fronting Bank.

          2. The Banks for which the Fronting Bank is acting as Fronting Bank and the Fronting Bank Commitment and the Fronting Bank Percentage of the Fronting Bank for each such Bank are set forth in Item 3 on Annex I hereto, subject to adjustment as provided in the Credit Agreement.

          3. The entire Commitment of each Bank for which the Fronting Bank is acting as Fronting Bank is identified in the list of all Banks and Commitments as of the date hereof set forth on Annex II hereto.

          4. The Administrative Agent hereby requests, on behalf of the Fronting Bank, that MBIA deliver, and MBIA does hereby agree to deliver, a Fronting Bank Note payable to the Fronting Bank in the aggregate amount of Fronting Bank Commitments of the Fronting Bank hereunder or under other Fronting Bank Supplements dated the date hereof.

          5.  The Required Ratings for the Fronting Bank are those set forth in
     Item 4 on Annex I hereto.

          6. MBIA hereby agrees to pay to the Administrative Agent for the account of the Fronting Bank a fronting bank


           Exhibit G to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
    commitment fee as set forth in the fee letter among MBIA, the Administrative Agent and the Fronting Bank dated on or about the date hereof which refers to this Supplement.

         7. Any amendment to, waiver of any provision of or consent pursuant to this Supplement shall be effective with and only upon the prior concurrence of MBIA, the Administrative Agent and the Fronting Bank, unless otherwise provided in the Credit Agreement.

         8. This Supplement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns; provided
                                                                    --------
    that the Fronting Bank may not assign any of its rights or obligations hereunder except as permitted by Section 10.8(b) or 10.8(c) of the Credit Agreement.

         9. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

                              MBIA INSURANCE CORPORATION

                              By
                                ----------------------------------
                                Title:

                              CREDIT SUISSE FIRST BOSTON,
                                NEW YORK BRANCH, as
                                Administrative Agent


                              By
                                ----------------------------------
                                Title:

                              By
                                ----------------------------------
                                Title:

                              [NAME OF FRONTING BANK]

                              By
                                ----------------------------------
                                Title:


           Exhibit G to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                                  ANNEX I TO

                           FRONTING BANK SUPPLEMENT


1.  Name of Fronting Bank:

2.  Effective Date:

3.  Fronting Bank Commitments and Percentages:

                                                          Fronting Bank
                                    Fronting Bank         Percentage of
                                     Commitment            Total Bank
         Name of Bank               of [       ]           Commitment
         ------------               ------------           ----------

     (a)                          $                               %
         --------------------      ---------------            ----

     (b)                          $                               %
         --------------------      ---------------            ----

     (c)                          $                               %
         --------------------      ---------------            ----


    Total Fronting Bank Commitments hereunder: $               .
                                                ---------------

4.  Required Ratings:

     Moody's:
               -------
     S&P:
               -------


ACCEPTED AND AGREED:

MBIA INSURANCE CORPORATION


By
  ------------------------------------
  Title:



                      Annex I to Fronting Bank Supplement
                      -----------------------------------

CREDIT SUISSE FIRST BOSTON,
 NEW YORK BRANCH, as
 Administrative Agent


By
  -----------------------------------
  Title:


By
  -----------------------------------
  Title:


[NAME OF FRONTING BANK]


By
  -----------------------------------
  Title:


                      Annex I to Fronting Bank Supplement
                      -----------------------------------

                                   ANNEX II TO

                            FRONTING BANK SUPPLEMENT


                        [List of Banks and Commitments]
                        -------------------------------

                                                                       EXHIBIT H
                                                             TO CREDIT AGREEMENT


                      FORM OF FRONTING BANK PROMISSORY NOTE
                      -------------------------------------
                                                              New York, New York
US$______________                                                         [date]


                  FOR VALUE RECEIVED, the undersigned, MBIA INSURANCE CORPORATION, a New York stock insurance corporation formerly known as Municipal Bond Investors Assurance Corporation ("MBIA"), hereby promises to pay to the order of ___________________________________ (the "Bank") at the offices of
Credit Suisse First Boston, New York Branch, at Eleven Madison Avenue, New York, New York, 10010-3629, in lawful money of the United States of America in immediately available funds, the principal sum of ___________________________ Dollars (US$______________) or, if less, the aggregate unpaid principal amount of the Fronting Bank Loans (as defined in the hereinafter referred to Credit Agreement) outstanding and payable to the Bank by MBIA under the Credit Agreement, dated as of December 29, 1989, as amended through the Second Amended and Restated Credit Agreement, dated as of October 1, 1997, and as further amended from time to time (the "Credit Agreement") in the amounts and on the dates set out in the Credit Agreement. MBIA also promises to pay interest on the unpaid principal amount of such Fronting Bank Loans from the date on which such Fronting Bank Loans are made until the Fronting Bank Loans are repaid in full at such interest rates and payable on such dates as are determined pursuant to the Credit Agreement.

                  If any payment on this Note shall be specified to be made upon a day which is not a Business Day (as defined in the Credit Agreement), it shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

                  The Bank is authorized to record the date and amount of each Fronting Bank Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie evidence of the accuracy of the information so recorded; provided
----- -----                                                          --------
that the
----

           Exhibit H to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------
failure to make any such notations snail not affect the validity of MBIA's obligations hereunder.

                  Presentment, demand, pretest and notice of dishonor are hereby waived by the undersigned.

                  This Note evidences the Bank's Fronting Bank Loans under, and is entitled to the benefits and subject to the provisions of, and is secured by, the Credit Agreement and the other Loan Documents (as defined therein). The Credit Agreement, among other things, contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and for mandatory and optional prepayments of the principal of this Note prior to maturity, all upon the terms and conditions specified therein.

                  The payment obligations of MBIA under this Note are limited as provided in Section 2.7 of the Credit Agreement.

                  This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                         MBIA INSURANCE CORPORATION



                                         By:
                                            -------------------------------
                                            Name:
                                            Title:

           Exhibit H to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                                     GRID


--------------------------------------------------------------------------------

                                      Unpaid
                 Amount do            Principal        Principal
                 Fronting Bank        Paid or          Amount of      Notation
Date             Loan                 Prepaid          Note           Made by
----             -------------        ---------        ---------      --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Exhibit H to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                                                                       EXHIBIT I
                                                             TO CREDIT AGREEMENT


                   FORM OF OPINION OF GENERAL COUNSEL OF MBIA
                   ------------------------------------------





                                           [date]


Each of the Banks which are
    parties to the Credit Agreement
    referred to herein
c/o Credit Suisse First Boston,
    Administrative Agent
Eleven Madison Avenue
New York, NY 10010-3629

Credit Suisse First Boston,
    New York Branch,
    as Administrative Agent
Eleven Madison Avenue
New York, NY 10010-3629

Deutsche Bank AG, New York Branch,
    as Documentation Agent
31 West 52nd Street
New York, NY 10019

         Re: Second Amended and Restated Credit Agreement dated as of October 1, 1997, with MBIA Insurance Corporation

Ladies and Gentlemen:

I am General Counsel of MBIA Insurance Corporation, a New York stock insurance corporation, formerly known as Municipal Bond Investors Assurance Corporation ("MBIA"). This opinion is being given in connection with the Second Amended and Restated Credit Agreement dated as of October 1, 1997 (the "Credit Agreement") among MBIA, Credit Suisse First Boston, New York Branch, as a Bank and as Administrative Agent, Deutsche Bank AG, New York Branch, as

           Exhibit I to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

[date]
Page 2


a Bank and as Documentation Agent, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement.

As General Counsel to MBIA, I am familiar with its Restated Charter and its By-Laws, as amended to date, and I have responsibility for supervision of MBIA's insurance regulatory compliance. I have examined such certificates of public officials, such certificates of officers of MBIA and copies certified to my satisfaction of such corporate documents and records of MBIA and of such other papers as I have deemed relevant and necessary for the opinions set forth below. In all such examinations, I have assumed the genuineness of all signatures, the authority to sign and the authenticity of all documents submitted to me as originals. I have also assumed the conformity with the originals of all documents submitted to me as copies. I have relied upon certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

         Based upon the foregoing, it is my opinion that:

         1. MBIA is a stock insurance corporation duly incorporated and validly existing in good standing under the laws of the State of New York and has the corporate power and all requisite licenses and franchises required to carry on its insurance and other business, as now being conducted in the State of New York and in each other jurisdiction where the nature of the business transacted by it makes such qualification necessary, except any jurisdiction other than the State of New York where failure to so qualify would not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Credit Agreement, the Substitute Notes, the Restated Security Agreement, the Fronting Bank Supplements being entered into as of the date hereof and the Fronting Bank Notes (the "Transaction Documents").

         2. The execution, delivery and performance of the Transaction Documents are within the corporate powers of MBIA, have been duly authorized by all necessary corporate action and do not (i) violate any provision of the Restated Charter of By-Laws of MBIA, (ii) violate any provision of law, rule, regulation (including without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations G, T, U

           Exhibit I to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

[date]
Page 3


or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA the violation of which would affect the validity or enforceability of any of the Transaction Documents or the ability of MBIA to perform its obligations under the Transaction Documents, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected or (iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses
(iii) and (iv), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Transaction Documents.


         3. To the best of my knowledge, no consent, approval or other action by, or any notice to or filing with, any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

         4. To the best of my knowledge, there is no action, suit, proceeding or investigation before or by any court, arbitrator or administrative or governmental body pending or threatened against MBIA, wherein an adverse decision, ruling or finding would materially and adversely affect (i) the business, assets, operations or financial condition of MBIA, (ii) the transactions contemplated by the Credit Agreement or (iii) the validity or enforceability of the Transaction Documents.

         5. To the best of my knowledge, MBIA is not in violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the Restated Charter or By-Laws of MBIA, or in default under any material indenture, agreement, lease or instrument to which it is a party or by which it or any of its properties may be subject or bound, where such violation or default may result in a material adverse effect on the business, assets, operations or financial condition of MBIA or on its ability to perform its obligations under the Transaction Documents.

           Exhibit I to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

[date]
Page 4


         6. To the best of my knowledge, MBIA is in compliance with the New York Insurance Law and the regulations of the Department thereunder and with all other applicable federal state and other laws, rules and regulations relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any of the Transaction Documents.

         7. All of the issued and outstanding capital stock of MBIA is owned beneficially and of record by MBIA Inc., subject to no Liens. There are no options or similar rights of any Person to acquire any such capital stock or any other capital stock of MBIA.

This opinion is being furnished to you and your participants in connection with the execution of the Credit Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.

                                           Very truly yours,



                                           [General Counsel]

           Exhibit I to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                                                                       EXHIBIT J
                                                             TO CREDIT AGREEMENT



                          FORM OF OPINION OF KUTAK ROCK





                                            [date]


Each of the Banks which are
    parties to the Credit Agreement
    referred to herein
c/o Credit Suisse First Boston,
    Administrative Agent
Eleven Madison Avenue
New York, NY 10010-3629

Credit Suisse First Boston,
    New York Branch,
    as Administrative Agent
Eleven Madison Avenue
New York, NY 10010-3629

Deutsche Bank AG, New York Branch,
    as Documentation Agent
31 West 52nd Street
New York, NY 10019

         Re: Second Amended and Restated Credit Agreement dated as of October 1, 1997, with MBIA Insurance Corporation

Ladies and Gentlemen:

         This opinion is furnished to you in connection with the Second Amended and Restated Credit Agreement dated as of October 1, 1997 (the "Credit Agreement"), among MBIA Insurance Corporation, a New York stock insurance corporation formerly known as Municipal Bond Investors Assurance Corporation ("MBIA"), Credit Suisse First Boston, acting through its New York Branch, as a Bank and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Bank

         Exhibit J to Second Amended and Restated Credit Agreement
         ---------------------------------------------------------

[date]
Page 2


and as Documentation Agent, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined have the meanings assigned thereto in the Credit Agreement or the Restated Credit Agreement (as defined therein). As used herein, "Transaction Documents" means the Credit Agreement, the Substitute Notes, the Restated Security Agreement, the Fronting Bank Supplements being entered into as of the date hereof and the Fronting Bank Notes.

         We have acted as special counsel to MBIA in connection with the execution and delivery of the Transaction Documents. In this connection, we have examined the Transaction Documents and such certificates of public officials, such certificates of officers of MBIA, and copies certified to our satisfaction of such corporate documents and records of MBIA, and such other documents as we have deemed necessary or appropriate for the opinions set forth below. We have relied upon such certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

         We have also assumed (i) the due execution and delivery, pursuant to due authorization, of each document referred to in the immediately preceding paragraph by all parties other than MBIA to such document, (ii) the authenticity of all such documents submitted to us as originals, (iii) the genuineness of all signatures and (iv) the conformity to the originals of all such documents submitted to us as copies.

         Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that:

         1. MBIA is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York, and is licensed and authorized to carry on its business under the laws of the State of New York.

         2. Each Transaction Document has been duly executed and is a valid and binding obligation of MBIA enforceable in accordance with its terms, except that such enforceability may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and

           Exhibit J to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

[date]
Page 3


the enforceability as to rights to indemnity thereunder as may be subject to limitations of public policy.

     3. The execution, delivery and performance of the Transaction Documents do not (a) violate any provision of the Restated Charter or Bylaws of MBIA or (b) violate any provision of law (including without limitation the New York Insurance Law or the Investment Company Act of 1940, as amended) or, to the best of our knowledge, any rule or regulation (including without limitation Regulation G, T, U or X of the Board of Governors of the Federal Reserve System) presently in effect having applicability to MBIA the violation of which would
(i) affect the validity or enforceability of any Transaction Document or the ability of MBIA to perform its obligations thereunder, (ii) adversely affect the Banks or their rights under any Transaction Document or (iii) materially adversely affect the business, assets, operations or financial condition of MBIA.

     4. To the best of our knowledge, no consent, approval or other action by or any notice to or filing with any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents. No consent, approval or other action by or any notice to or filing with the Department is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

     5. Except with respect to MBIA's obligations to pay the principal of and interest on the Loans, the obligations of MBIA under the Transaction Documents will rank, under the New York Insurance Law, at least pari passu in priority of payment with all other unsecured obligations of MBIA, including without limitation MBIA's obligation to pay claims under Insurance Contracts under the New York Insurance Law, subject, however, to statutory priorities granted to certain claims under Sections 7426 and 7435 of the New York Insurance Law.

     6. The effectiveness of the Transaction Documents does not adversely affect the opinions set forth in paragraphs 6 and 7 of our opinion dated October 1, 1993, delivered in connection with the first restatement of the Credit Agreement, dated as of such date, with respect to the Security Interest (as defined in such opinion) and the collateral assignment of Collateral referred to therein.


           Exhibit J to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

[date]
Page 4


No filings under the UCC are required to perfect or to continue the perfection of the Security Interest (subject to the matters described in the paragraph following paragraph 7 of such opinion) in favor of the Collateral Agent for the benefit of the Banks in all of MBIA's right, title and interest in and to the Collateral, to the extent that the Security Interest can be perfected by the filing of financing statements under the UCC, other than [ __________________ ].

     In rendering the opinions expressed herein, we express no opinion as to the laws of any jurisdiction other than the State of New York and the federal laws of the United States of America.

     This opinion is being furnished to you and your participants solely in connection with the execution of the First Amendment, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without our express written consent.

                                       Very truly yours,



           Exhibit J to Second Amended and Restated Credit Agreement
           ---------------------------------------------------------

                                                                      SCHEDULE 1
                                                             TO CREDIT AGREEMENT

                        BANKS, ADDRESSES AND COMMITMENTS
                        --------------------------------

Name and Notice Address of Bank                                     Commitment
-------------------------------                                     ----------

Credit Suisse First Boston, New York Branch                        $100,000,000
Eleven Madison Avenue
New York, New York 10010-3629
Attention:  Public Finance Department

Telecopier No.:  (212) 325-8388


Deutsche Bank AG, New York Branch                                   100,000,000
31 West 52nd Street
New York, NY 10019
Attention:  Clinton M. Johnson,
            Vice President

Telecopier No.:  (212) 474-8013


Caisse des Depots et Consignations                                  100,000,000
c/o CDC North America, Inc.
9 West 57th Street - 36th Floor
New York, NY 10019
Attention:  David L. Askren
            Senior Vice President

Telecopier No.:  (212) 891-6118


Cooperatieve Centrale                                               100,000,000
 Raiffeisen-Boerenleenbank B.A.
 (Rabobank Nederland),
 New York Branch
245 Park Avenue
New York, NY 10167
Attention:  Angela Reilly

Telecopier No.:  (212) 916-7837


Union Bank of Switzerland,
 New York Branch                                                    65,000, 000
299 Park Avenue
New York, NY 10171-0026
Attention:  Allyson Samson

Telecopier No:   (212) 821-3934

Name and Notice Address of Bank                                      Commitment
-------------------------------                                      ----------

Bayerische Landesbank Girozentrale,                                  50,000,000
 New York Branch
560 Lexington Avenue
New York, NY 10022
Attention:  Scott Allison

Telecopier No:  (212) 310-9868


Landesbank Hessen-Thuringen Girozentrale,
 New York Branch                                                     50,000,000
420 Fifth Avenue
New York, NY 10018
Attention:  Richard Skiera

Telecopier No:  (212) 703-5256


Westdeutsche Landesbank Girozentrale,                                50,000,000
 New York Branch
1211 Avenue of the Americas
New York, NY 10036
Attention:  Lillian Tung Lum
Telecopier No:  (212) 852-6156


Lloyds Bank Plc,
  New York Branch                                                    30,000,000
575 Fifth Avenue, 18th Floor
New York, NY 10017
Attention:  Mela Dorgan
Telecopier No:  (212) 930-5098

The Chase Manhattan Bank                                             25,000,000
1 Chase Manhattan Plaza
4th Floor
New York, NY 10081
Attention:  Heather Lindstrom

Telecopier No:  (212) 552-5231

Name and Notice Address of Bank                                     Commitment
-------------------------------                                     ----------

Banco Santander, S.A.,                                               20,000,000
 New York Branch
45 East 53rd Street
New York, NY 10022
Attention:  Dom Rodriguez

Telecopier No:  (212) 350-3690


Deutsche Girozentrale                                                20,000,000
  Deutsche Kommunalbank
Taunusanlage 10
Postfach 11 0542
D-6000 Frankfurt Am Main 11
GERMANY

Attention:  Stephan Wagner

Telecopier No:  49-69-269-3490


Fleet National Bank                                                  20,000,000
777 Main Street, CT-MO 0250
Hartford, CT 06115
Attention:  Juliana Dalton

Telecopier No:  (860) 986-1264


The Industrial Bank of Japan, Limited,                               20,000,000
 New York Branch
1251 Avenue of the Americas, 31st Floor
New York, NY 10020-1104
Attention:  Hirofumi Imaji

Telecopier No:  (212) 282-4488


Kredietbank, N.V.,                                                   20,000,000
  Grand Cayman Branch
c/o New York Branch
125 West 55th Street
New York, NY 10019
Attention:  Armen Karozichian

Telecopier No:  (212) 956-5580

Name and Notice Address of Bank                                     Commitment
-------------------------------                                     ----------

Norddeutsche Landesbank Girozentrale,                                15,000,000
 New York Branch
1270 Avenue of the Americas
New York, NY 10020
Attention:  Jens Beerman

Telecopier No:  (212) 332-8660


Credit Local de France,                                              10,000,000
 New York Agency
450 Park Avenue, 3rd Floor
New York, NY 10022
Attention:  John Williams

Telecopier No:  (212) 753-5522


The Dai-Ichi Kangyo Bank, Limited,                                   10,000,000
 New York Branch
One World Trade Center
48th Floor
New York, NY 10048
Attention:  Peter Reagan

Telecopier No:  (212) 466-3348


NBD Bank                                                             10,000,000
153 West 51st Street
New York, NY 10019
Attention:  Samuel Bridges

Telecopier No:  (212) 373-1439


The Sumitomo Bank, Limited,                                          10,000,000
 New York Branch
277 Park Avenue
New York, NY 10172
Attention:  Bruce Gregory

Telecopier No:  (212) 224-5188


TOTAL:                                                             $825,000,000